SEMIANNUAL REPORT  APRIL 30, 2001

Prudential
Global Growth Fund

Fund Type Global/International stock

Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Global Growth Fund (the Fund) invests primarily in U.S. and foreign stocks, seeking to provide long-term growth of capital. We study cultural, social, and demographic forces, looking for growth industries. We try to buy strong companies in these industries when their earnings growth potential has not been fully priced by local stock markets. Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
    Expressed as a percentage of
net assets as of 4/30/01
        45.2%   United States
        24.9    Continental Europe
         5.4    United Kingdom
         5.0    Japan
         3.1    Australia
         3.0    Pacific Basin (ex-Japan)
         0.5    Canada
        12.9    Other assets less liabilities

Ten Largest Holdings
    Expressed as a percentage of
    net assets as of 4/30/01
    4.7%   AOL Time Warner, Inc.
           Broadcasting & Publishing
    4.5    Citigroup, Inc.
           Banking
    3.5    Vodafone Group PLC
           Telecommunications
    3.0    USA Networks, Inc.
           Media
    3.0    TotalFinaElf SA
           Oil & Gas Production
    2.6    Target Corp.
           Retail
    2.5    Omnicom Group, Inc.
           Advertising
    2.3    Skanska AB, Ser. B
           Building & Construction
    2.3    ING Groep NV
           Banking
    2.2    American Home Products Corp.
           Pharmaceuticals

Holdings are subject to change.

www.PruFN.com         (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                  As of 4/30/01

               Six      One       Five      Ten       Since
              Months    Year      Years    Years    Inception2
Class A       -11.14%   -22.91%   63.49%   190.18%    176.31%
Class B       -11.44    -23.53    57.88    170.69     613.02
Class C       -11.39    -23.48    57.66     N/A        86.30
Class Z       -11.07    -22.83    65.42     N/A        73.25
Lipper Global
Fund Avg.3    -11.22    -15.28    58.09    157.83      ***

Average Annual Total Returns1               As of 3/31/01

                    One      Five      Ten       Since
                    Year     Years    Years    Inception2
    Class A        -36.81%   7.76%    9.92%      8.08%
    Class B        -39.01    7.97     9.72      11.71
    Class C        -35.68    7.86      N/A       8.05
    Class Z        -33.37    9.13      N/A       9.34

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class
C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are unmanaged and based on the average return for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Global Fund category. Global funds invest at least 25% of their portfolios in securities traded outside the United States, and may own U.S. securities as well.

***Lipper Since Inception returns are 175.40% for Class A,
802.50% for Class B, 99.52% for Class C, and 66.34% for Class
Z, based on all funds in each share class.

(LOGO)                     June 15, 2001

Dear Shareholder,
In the worst market for growth stocks in several decades, the Prudential Global Growth Fund's Class A shares returned - 11.14% over the six months ended April 30, 2001, -15.58% to those paying the maximum one-time Class A share sales charge. This was in line with the Lipper Global Fund Average, despite the Fund's growth investing style. Although its telecommunications equipment and network stocks suffered in the global downturn for those groups, the Fund benefited from its retail, media, and hospitality investments.

During this reporting period, the Fund's advisers sold many of its small positions and some technology and telecommunications stocks in favor of companies they believed would have stronger growth prospects.

Historically, market favor has swung back and forth between investment styles, and it turned sharply after a long run of growth style outperformance. Since we see no reason for the long-term historical pattern of swings in market favor to stop, we expect the growth style to eventually have its turn on top once again. However, it is difficult--if not impossible-- to consistently predict when changes in market favor will occur. Thus, the volatility of these swings could be mitigated for investors who own funds managed in both growth and value styles. Nonetheless, we believe that, with a return comparable to its peer-group average even in a hostile market, the Prudential Global Growth Fund is well positioned for long-term outperformance.

Sincerely,


David R. Odenath, Jr., President
Prudential Global Growth Fund

Prudential Global Growth Fund
Semiannual Report    April 30, 2001

Investment Adviser's Report

TMT STOCKS CORRECTED
Over the past few years, there have been extraordinary growth opportunities for firms in the technology, media, and telecommunications (TMT) industries. We had a large percentage of these companies in our portfolio. Although we think that the firms we held were well positioned for long-term growth, we also know there was another reason why their stocks rose: they were swept up to fairly expensive levels in the general enthusiasm for TMT. Then, they were punished during our reporting period as investors fled technology and telecommunications stocks indiscriminately.

Analysts often separate changes in share prices into two components. The first represents the increase in the company's earnings: other things being equal, investors will pay more for companies that are earning more. The residual component-- the share price divided by earnings per share, or P/E--is called the "earnings multiple." It generally represents how much investors expect earnings to increase over time (adjusted for current interest rates, which represent the return potential of alternative investments). Growth stocks usually sell for an above-average multiple of company earnings because investors expect those earnings to rise faster than average, providing a larger long-term payback. Often, such changes in multiple are industry-wide, as investors generalize about the future developments for an entire industry. We think the shares of some of our holdings were swept up to somewhat expensive levels in 1999 and the first quarter of 2000 during the period when TMT multiples expanded rapidly.

In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s, together with the ready availability of funds through new stock issues, led to investment in too much production capacity. Moreover, the occasional shortages of components in 1999 led some firms-- notably Cisco Systems--to allow their inventories to build up in 2000. Then, higher interest rates in the United States, higher energy costs

Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/01

4.7%    AOL Time Warner, Inc. (United States)/Broadcasting & Publishing
AOL Time Warner is the combination of the premier communications provider, with a vast and varied library of resources (Time Warner), and the premier provider of home
Internet connections and content (AOL). We think that combining the two adds to the strength of each component.

4.5%    Citigroup, Inc. (United States)/Banking
Citigroup is the leading financial services company in the United States. The firm is widely diversified, and its individual components--the product of a long series of mergers and acquisitions--have been well integrated. It is among the few dominant global investment banks.

3.5%    Vodafone Group PLC (United Kingdom)/Telecommunications
Vodafone is the world leader in mobile telecommunications service. We think that the expansion of mobile telephony is inevitable, and that Vodafone's global footprint will give it a major advantage as travelers demand access from anywhere.

3.0%    USA Networks, Inc. (United States)/Media
USA Networks is a very innovative media conglomerate, including Home Shopping Network, Ticketmaster, USA Network, Scifi Network, and other cable properties. It has relatively little dependence on advertising. Although it is growing very strongly, its shares are relatively inexpensive. In addition, Vivendi--a large French firm--will soon own about 45% of USA Networks. That should increase its resources because Barry Diller, the USA CEO, is likely to drive the restructuring of Vivendi into a media conglomerate.

3.0%    TotalFinaElf SA (France)/Oil & Gas Production
Total is the merger of a top-notch European refiner (Total) with a very asset-rich exploration-oriented company (Elf). It's also the most inexpensive major oil stock. It has the greatest potential for production increases (in percentage terms) of the majors, as well as the best chance for synergy benefits as it unifies the refining and marketing operations of the component firms.

Holdings are subject to change.

www.PruFN.com             (800) 225-1852
Semiannual Report    April 30, 2001

globally, and a latency period in which companies digested their earlier investments in upgrading their technology all worked to slow the technology manufacturing sector of the economy. Cisco, which makes the routers that direct messages in telecommunications networks, was also hurt by developments that increased the capacity of existing networks.

What followed was a drop-off in business of a suddenness that was unprecedented in our long experience and in the experience of the managers of many of these companies. The slowdown caught everyone by surprise. Inventories were high and demand was minimal.

THE DOWNTURN SPREAD
The slowdown undermined investors' expectations for rapid earnings growth in 2000, which in turn undercut the rationale for paying expensive prices for the stocks of these companies. As a result, share prices of growth companies gradually declined through much of the year 2000 and the first quarter of 2001. Technology and telecommunications stocks, the former market leaders, fell the most as both company earnings and the growth premium that investors were willing to pay shrank.

We think the fall may have been exacerbated by new kinds of securities--derivatives--that allowed sophisticated investors to sell their exposures quickly, and by a new SEC regulation that required investment-related information to be disseminated widely, if it is released at all. A trend that may have taken months to develop in the last bear market took only weeks or days in this one. Markets around the world followed the fall of the U.S. market.

We believe that the uncertainty created by the unprecedented drop-off in business had a negative impact on new investments. Although consumer spending was sustained, many executives feared that it would follow the downward trend in business investment, so they were very cautious about capital commitments. Thus, the slowdown reinforced itself.

Prudential Global Growth Fund
Semiannual Report    April 30, 2001

Yet another negative trend may have introduced itself during this slowdown. With stock prices reacting dramatically to bad news about earnings, companies that paid their employees partly in stock options had a strong incentive to keep profits from falling. This was particularly true for new economy companies. The easiest way to sustain profits in a business slowdown is to reduce capital spending.

OUR TELECOMMUNICATIONS FOCUS HURT
Telecommunications-related companies--both service providers and equipment manufacturers--accounted for the largest negative impacts to the Fund's return. The largest detractor was a somewhat indirect victim, Solectron. It is a contract manufacturer--a firm that does the actual production for various technical companies that focus on design and marketing. Holding inventory for telecommunications hardware firms hurt contract manufacturers. Solectron also suffered from a very poorly timed recent acquisition in Singapore.

Vodafone (see Comments on Largest Holdings) is the world leader in mobile telecommunications service. It had recently made some large investments to expand its range of operations, and investors thought this would hurt profitability. Longer term, however, we expect that Vodafone's profits will increase with the global rise of mobile telephony.

PMC-Sierra designs the semiconductors for telecommunications and optical networking gear made by customers such as Cisco Systems and Nortel Networks (see Comments on Largest Holdings for both). Cisco and Nortel also were among the largest detractors from the Fund's return. We bought Cisco after its shares had dropped to almost half their peak price, but they continued to fall. During this period, the world began to understand the depth of the problems facing telecommunications equipment companies. Extraordinary growth in 1999 had forced Cisco to turn away customers and led to its overordering components and entering into "take or pay" contracts with suppliers. We think that these companies, never having gone through a
www.PruFN.com            (800) 225-1852

downturn, didn't know how to anticipate or manage one. Cisco's inventory write-downs were huge. We still own these stocks because they are still the dominant companies in their markets, and we expect those markets to recover. By period-end, their stocks were so inexpensive that we decided to hold them and wait for the rebound, particularly since, in our opinion, most of the risk of a further decline is gone.

Over the reporting period, we reduced our overall exposure to this sector, selling PMC-Sierra, JDS Uniphase, and the Japanese telecommunications service provider Nippon Telegraph
& Telephone.

CONSUMER CYCLICALS PERFORMED WELL
We had emphasized consumer cyclicals--companies whose earnings rise when consumers are spending heavily, such as retailers and media firms. We anticipated that they would be relatively immune from the downturn in capital spending. Our U.S. retailers--Target, WalMart, and Home Depot--had strong positive returns as consumer spending stayed high. Target was the largest single contributor to the Fund's return. However, our foreign retailers--Matalan in France and Shimamura in Japan--did not fare as well. Matalan was added during the period, as well as the Italian luxury retailers Bulgari and Gucci Group. We sold Shimamura.

Our large selection of media companies--including USA Networks, AOL Time Warner (see Comments on Largest Holdings for both), Comcast, Cablevision Systems, Viacom, and Fox Entertainment in the United States; Societe de Television Francaise 1 and Vivendi Universal in France; and Nippon Television Network in Japan--aggregated to the largest positive industry group contribution to our return, with the first two firms among the largest single contributors. We sold Fox after a price decline.

The U.S. hotel chains Marriott International and Starwood
Hotels & Resorts--both purchased during the reporting period-- contributed moderate gains to the Fund's return.

Prudential Global Growth Fund
Semiannual Report    April 30, 2001

SOME COMPUTER-RELATED FIRMS ALSO HELD UP
Some of the largest positive contributions to the Fund's return came from computer cyclicals in the United States:
Micron Technologies (semiconductor chips), Electronic Arts (games), and Dell Computer. Electronic Arts acted like a consumer cyclical and benefited from investors' anticipation of a new generation of game machines--Sony's PlayStation 2, Nintendo's Game Cube, and Microsoft's X-Box. Dell, which we bought and sold at a profit within the reporting period, is famous for not holding inventories.

JAPAN WAS WEAK
We had a much smaller exposure to Japan than its weighting in world indexes, but every holding detracted from our return.
The economic situation in Japan is stagnant. Although Japanese stocks rose late in the Fund's reporting period with the prospect that Junichiro Koizumi--a reform-minded politician who was not part of the ruling clique--would be selected Prime Minister, they had been falling through most of the period.

We believe that many Japanese companies are cash-rich, and their stocks are very inexpensive. In our view, the probability of major change is low, but the potential pay-off, should it happen, is very high. We added Sanyo Electric and Nintendo, both consumer-oriented companies, among others. We sold Canon and Nippon Telegraph & Telephone, and we reduced our position in Sony.

LOOKING AHEAD
We are comfortable with our current focus on consumer-oriented firms. The recent slowdown in capital investment hasn't affected consumer spending yet. In the United States, inventories fell by $74 billion in the first quarter
(according to government GDP figures), much more than had been expected. We think the correction process is close to complete, and that the economy will show visible signs of rebounding before consumers pull back significantly.

We continued the shift away from TMT, which we began early in
2000. In particular, during this reporting period, we reduced our focus on telecommunications because we think this sector will be the last to recover in the current
www.PruFN.com                  (800) 225-1852

slowdown. Nonetheless, it still is one of the pillars of our portfolio. We think that innovation in this sector will continue--new products are already in the pipeline--and untouched markets, including most of China, are immense. It is a long-term theme.

We've slowly begun to build up our weighting in capital goods companies again, including technology firms and the companies that finance expansions. The U.S. Federal Reserve (the Fed) specifically targeted an increase in capital spending.
Although some areas are overbuilt, others will grow as companies continue to expand their use of information technology.

We bought EMC (United States). It has a very strong position in large computer network disk drive systems, an area we thought would have less uncertainty than telecommunications-related technology. By EMC's low point on April 3, 2001, its shares had dropped to about a third of their peak price. We have already benefited from their rebound. Sun Microsystems (United
States), which makes computers suitable for operating large networks, was another addition.

We also added U.S. investment banks--Morgan Stanley Dean Witter, J.P. Morgan Chase, and Goldman Sachs Group--which underwrite stock issuance and advise on mergers and acquisitions. Muenchener Rueckversicherungs (Germany) is an asset management company poised to benefit from the growth of European capital markets.

We added Alcoa (United States) and Alcan (Canada) because the demand for aluminum will rise with the need for lighter automobile components, while global supply is constrained by the high energy consumption required to refine the metal. Alcoa recently benefited by closing down plants in the American Northwest and selling the energy it had planned to use there.

Prudential Global Growth Fund Management Team

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  87.1%
Common Stocks  87.1%
-------------------------------------------------------------------------------------
Australia  3.1%
    983,400   Broken Hill Proprietary Co., Ltd.                   $     10,825,815
    603,100   Commonwealth Bank of Australia                             8,897,596
                                                                  ----------------
                                                                        19,723,411
-------------------------------------------------------------------------------------
Canada  0.5%
     74,100   Alcan Inc.                                                 3,297,450
-------------------------------------------------------------------------------------
Finland  2.2%
    420,760   Nokia Oyi AB                                              13,923,242
-------------------------------------------------------------------------------------
France  6.1%
     31,500   Altran Technologies SA                                     2,040,002
     23,505   Legrand SA                                                 5,379,935
     97,950   Publicis Groupe SA                                         3,302,061
     91,520   Societe Television Francaise 1(b)                          3,840,380
    127,467   TotalFinaElf SA, Ser. B                                   18,997,836
     76,200   Vivendi Universal SA(b)                                    5,276,245
                                                                  ----------------
                                                                        38,836,459
-------------------------------------------------------------------------------------
Germany  2.4%
     15,659   Deutsche Boerse AG(b)                                      5,014,970
    264,600   Deutsche Post AG(a)(b)                                     4,511,701
     18,800   Muenchener Rueckversicherungs-Gesellschaft AG              5,360,111
                                                                  ----------------
                                                                        14,886,782
-------------------------------------------------------------------------------------
Hong Kong  3.0%
  7,625,500   China Merchants Holdings                                   5,475,350
  2,019,200   China Mobile (Hong Kong)                                   9,915,934
  6,703,300   Guangzhou Investment(a)                                      498,508
  1,780,000   Li & Fung Ltd.                                             3,377,826
                                                                  ----------------
                                                                        19,267,618

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Italy  4.2%
  2,071,600   Banca Intesa SpA(b)                                 $      7,773,979
    155,380   Banca Popolare di Verona(b)                                1,684,471
    710,200   Bulgari SpA                                                8,379,718
    417,000   Riunione Adriatica di Sicurta SpA(b)                       5,493,632
     84,500   Tod's SpA                                                  3,470,842
                                                                  ----------------
                                                                        26,802,642
-------------------------------------------------------------------------------------
Japan  5.0%
     64,400   Nintendo Co., Ltd.                                        10,367,350
      9,090   Nippon Television Network Corp.                            2,926,683
     67,000   Orix Corp.                                                 5,848,238
  1,142,000   Sanyo Electric Co., Ltd.                                   7,058,108
     68,100   Sony Corp.                                                 5,090,353
                                                                  ----------------
                                                                        31,290,732
-------------------------------------------------------------------------------------
Netherlands  4.5%
     72,700   Gucci Group NV                                             6,510,852
    209,850   ING Groep NV                                              14,329,385
    183,268   VNU NV                                                     7,617,164
                                                                  ----------------
                                                                        28,457,401
-------------------------------------------------------------------------------------
Spain  3.2%
    668,362   Banco Santander Central Hispano SA(a)(b)                   6,640,899
    789,767   Telefonica, SA                                            13,368,240
                                                                  ----------------
                                                                        20,009,139
-------------------------------------------------------------------------------------
Sweden  2.3%
    376,400   Skanska AB, Ser. B(b)                                     14,681,619
-------------------------------------------------------------------------------------
United Kingdom  5.4%
    106,000   COLT Telecom Group PLC(a)                                  1,461,827
     43,500   Exel PLC(a)                                                  521,572
    651,120   GKN PLC                                                    7,020,741
    451,200   Matalan PLC                                                2,783,516
  7,286,976   Vodafone Group PLC (ADR)                                  22,103,330
                                                                  ----------------
                                                                        33,890,986

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
United States  45.2%
     61,900   Alcoa Inc.                                          $      2,562,660
    230,900   America Movil SA de CV (ADR)(a)                            4,248,560
    245,300   American Home Products Corp.                              14,166,075
    590,400   AOL Time Warner Inc.(a)                                   29,815,200
     22,400   BEA Systems, Inc.(a)(b)                                      915,040
     18,600   CIENA Corp.(a)(b)                                          1,024,116
    285,100   Cisco Systems, Inc.(a)                                     4,840,998
    577,733   Citigroup, Inc.                                           28,395,577
    205,900   Comcast Corp.(a)                                           9,041,069
    191,400   Electronic Arts Inc.(a)(b)                                10,837,068
    245,800   EMC Corp.(a)                                               9,733,680
     63,100   Goldman Sachs Group, Inc.(b)                               5,748,410
    104,200   Home Depot, Inc.                                           4,907,820
    192,600   JP Morgan Chase & Co.                                      9,240,948
     48,000   Juniper Networks Inc.(a)(b)                                2,833,440
     87,600   Marriott International, Inc., Class A                      4,019,088
    138,900   Micron Technology, Inc.(a)                                 6,303,282
     63,800   Microsoft Corp.(a)                                         4,322,450
    179,900   Omnicom Group, Inc.(a)(b)                                 15,804,215
    410,400   Oracle Corp.(a)                                            6,632,064
    193,200   Pfizer Inc.                                                8,365,560
    256,000   Pharmacia Corp.                                           13,378,560
    126,300   SCI Systems, Inc.(a)                                       3,226,965
    514,400   Solectron Corp.(a)                                        13,091,480
     84,500   Starwood Hotels & Resorts Worldwide, Inc.                  3,049,605
    231,200   Sun Microsystems, Inc.(a)                                  3,958,144
    425,100   Target Corp.                                              16,345,095
    230,900   Telefonos de Mexico SA, Class L (ADR)(b)                   7,989,140
    206,200   Texas Instruments, Inc.                                    7,979,940
    766,000   USA Networks, Inc.(a)                                     19,188,300
    202,900   Viacom, Inc.(a)                                           10,562,974
     58,900   Wal-Mart Stores, Inc.                                      3,047,486
                                                                  ----------------
                                                                       285,575,009
                                                                  ----------------
              Total common stocks (cost $472,054,116)                  550,642,490
                                                                  ----------------

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  19.6%
-------------------------------------------------------------------------------------
Commercial Paper  11.2%
$     3,599   Enron Corp.(c)
               5.25%, 5/1/01                                      $      3,600,000
     25,043   Volkswagen of America(c)
               4.72%, 5/1/01                                            25,046,000
      5,694   Cox Enterprises Inc.(c)
               5.50%, 5/11/01                                            5,719,249
      6,286   Heller Financial, Inc.(c)
               5.55%, 5/11/01                                            6,334,220
      9,958   Sweetwater Capital Corp.(c)
               5.00%, 5/18/01                                            9,976,389
      9,968   Delaware Funding Corp.(c)
               4.50%, 5/23/01                                            9,972,500
      3,982   Invensys PLC(c)
               5.47%, 6/15/01                                            3,989,534
              Sprint Capital Corp.(c)
        991   5.41%, 6/15/01                                               993,237
      4,961   4.80%, 6/22/01                                             4,965,333
                                                                  ----------------
              Total commercial paper (cost $70,596,462)                 70,596,462
-------------------------------------------------------------------------------------
Time Deposits  1.0%
      6,006   El Paso Energy Corp.(c)
               5.00%, 5/1/01
               (cost US$6,017,845)                                       6,017,845
-------------------------------------------------------------------------------------
U.S. Government Securities  6.4%
              United States Treasury Bills
     12,000   4.59%, 6/7/01                                             11,943,390
     29,000   4.205%, 6/28/01                                           28,803,533
                                                                  ----------------
              (cost $40,746,923)                                        40,746,923

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Repurchase Agreement  1.0%
$     6,292   Joint Repurchase Agreement Account,
               4.526%, 5/1/01 (cost $6,292,000; Note 5)           $      6,292,000
                                                                  ----------------
              Total short-term investments (cost $123,653,230)         123,653,230
                                                                  ----------------
              Total Investments  106.7% (cost $595,707,346)            674,295,720
              Liabilities in excess of other assets  (6.7%)            (42,350,979)
                                                                  ----------------
              Net Assets  100%                                    $    631,944,741
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
SA--Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe per Azione (Italian Corporation).
NV--Naamloze Vennootschap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets/liabilities
(net) shown as a percentage of net assets as of April 30, 2001 was as follows:
Media.....................................................................   12.5%
Cash & Other Equivalents..................................................   12.2
Telecommunications........................................................   11.8
Banking...................................................................    9.7
Retail....................................................................    7.2
Electronic Components.....................................................    6.6
U.S. Government Securities................................................    6.4
Computer Software & Services..............................................    6.4
Pharmaceuticals...........................................................    4.4
Financial Services........................................................    3.2
Oil & Gas Exploration & Production........................................    3.0
Miscellaneous - Basic Industry............................................    3.0
Advertising...............................................................    3.0
Metals....................................................................    2.6
Building & Construction...................................................    2.3
Toys......................................................................    1.7
Insurance.................................................................    1.7
Drugs & Medical Supplies..................................................    1.3
Steel & Metals............................................................    1.3
Lodging...................................................................    1.1
Automobiles & Auto Parts..................................................    1.1
Repurchase Agreement......................................................    1.0
Semiconductors............................................................    1.0
Financial Services........................................................    0.9
Computers.................................................................    0.6
Distribution/Wholesalers..................................................    0.5
Transportation............................................................    0.1
Real Estate-Development...................................................    0.1
                                                                            -----
Liabilities in excess of other assets.....................................   (6.7)
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $595,707,346)                            $ 674,295,720
Foreign currency, at value (cost $24,833,902)                           24,222,305
Cash                                                                     2,854,369
Receivable for investments sold                                          6,719,655
Unrealized appreciation on swaps                                         3,597,020
Dividends and interest receivable                                          974,629
Receivable for Series shares sold                                          870,083
Foreign tax reclaim receivable                                             283,874
Unrealized appreciation on forward currency contracts                       89,277
Deferred expenses and other assets                                           8,454
                                                                    --------------
      Total assets                                                     713,915,386
                                                                    --------------
LIABILITIES
Payable to broker for collateral for securities on loan                 76,228,309
Payable for Series shares reacquired                                     3,116,530
Payable for investments purchased                                        1,286,918
Management fee payable                                                     370,349
Accrued expenses                                                           288,748
Securities lending rebate payable                                          224,422
Distribution fee payable                                                   217,342
Withholding taxes payable                                                  128,611
Payable to securities lending agent                                        109,189
Payable for foreign currency purchased                                         227
                                                                    --------------
      Total liabilities                                                 81,970,645
                                                                    --------------
NET ASSETS                                                           $ 631,944,741
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $     413,357
   Paid-in capital in excess of par                                    575,869,034
                                                                    --------------
                                                                       576,282,391
   Net investment loss                                                    (665,290)
   Accumulated net realized loss on investments and
      foreign currency transactions                                    (25,286,141)
   Net unrealized appreciation on investments and foreign
      currencies                                                        81,613,781
                                                                    --------------
Net assets, April 30, 2001                                           $ 631,944,741
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($363,202,750 /
      23,104,304 shares of common stock issued and outstanding)             $15.72
   Maximum sales charge (5% of offering price)                                 .83
                                                                    --------------
   Maximum offering price to public                                         $16.55
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($191,915,621 / 13,264,490 shares of common stock issued
      and outstanding)                                                      $14.47
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($19,136,874 / 1,322,820 shares of common stock issued and
      outstanding)                                                          $14.47
   Sales charge (1% of offering price)                                         .15
                                                                    --------------
   Offering price to public                                                 $14.62
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($57,689,496 / 3,644,062 shares of common stock issued and
      outstanding)                                                          $15.83
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   April 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $315,648)        $    2,682,969
   Interest                                                             1,749,889
   Income from securities loaned (net)                                    178,233
                                                                   --------------
      Total income                                                      4,611,091
                                                                   --------------
Expenses
   Management fee                                                       2,481,170
   Distribution fee--Class A                                              448,369
   Distribution fee--Class B                                            1,016,999
   Distribution fee--Class C                                               93,171
   Transfer agent's fees and expenses                                     774,000
   Custodian's fees and expenses                                          196,000
   Reports to shareholders                                                149,000
   Registration fees                                                       40,000
   Audit fees and expenses                                                 17,000
   Legal fees and expenses                                                 15,000
   Directors' fees and expenses                                             7,000
   Insurance expenses                                                       4,000
   Miscellaneous                                                            4,971
                                                                   --------------
      Total expenses                                                    5,246,680
                                                                   --------------
Net investment loss                                                      (635,589)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investments                                                        (13,777,341)
   Swaps                                                               (9,825,602)
   Foreign currencies and forward contract transactions                (1,028,736)
                                                                   --------------
                                                                      (24,631,679)
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (64,604,002)
   Swaps                                                                4,826,639
   Foreign currencies and forward contract transactions                   185,804
                                                                   --------------
                                                                      (59,591,559)
                                                                   --------------
Net loss on investments and foreign currencies                        (84,223,238)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (84,858,827)
                                                                   --------------
                                                                   --------------

    18                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2001    October 31, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $     (635,589)    $   (5,658,897)
   Net realized gain (loss) on investments,
      foreign currency transactions and forward
      contracts                                      (24,631,679)       206,513,079
   Net change in unrealized appreciation on
      investments, foreign currencies and
      forward contracts                              (59,591,559)      (134,194,692)
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                      (84,858,827)        66,659,490
                                                  --------------    ----------------
Dividends and distributions (Note 1)
   Distributions in excess of net investment
      income
      Class A                                                 --         (2,901,668)
      Class B                                                 --           (788,169)
      Class C                                                 --            (27,278)
      Class Z                                                 --           (553,480)
                                                  --------------    ----------------
                                                              --         (4,270,595)
                                                  --------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                        (59,503,575)       (28,389,294)
      Class B                                        (47,086,145)       (27,972,256)
      Class C                                         (3,321,312)        (1,234,352)
      Class Z                                        (10,653,081)        (4,318,040)
                                                  --------------    ----------------
                                                    (120,564,113)       (61,913,942)
                                                  --------------    ----------------
Series share transactions (net of share
   conversions) (Note 7)
   Proceeds from shares sold                      $  157,191,616     $  892,337,684
   Net asset value of shares issued in
      reinvestment
      of dividends and distributions                 115,786,936         63,560,898
   Cost of shares reacquired                        (213,231,250)      (891,445,112)
                                                  --------------    ----------------
Net increase in net assets from Series
   share transactions                                 59,747,302         64,453,470
                                                  --------------    ----------------
Total increase (decrease)                           (145,675,638)        64,928,423
NET ASSETS
Beginning of period                                  777,620,379        712,691,956
                                                  --------------    ----------------
End of period                                     $  631,944,741     $  777,620,379
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Jennison International Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sales price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement for the Series with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnished investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .75% of the Series' average daily net assets. PIFM pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to
 .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .94 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the six months ended April 30, 2001.
                                                                          23

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Series that for the six months ended April 30, 2001, they received approximately $86,600 and $5,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the six months ended April 30, 2001, it received approximately $195,200 and $8,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS, and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2002. Prior to March 9, 2001, the commitment fee was .080 of 1% of the unused portion of the credit facility. The credit facility at that time was $1 billion. The Series did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2001, the Series incurred fees of approximately $543,000 for the services of PMFS. As of April 30, 2001, approximately $91,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), an indirect, wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the six months ended April 30, 2001, PSI has been compensated approximately $59,400 for these services of which approximately $17,500 is payable at year-end.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 were $161,405,114 and $223,030,220, respectively.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Series' investments at April 30, 2001 was $596,237,886 and, accordingly, net unrealized appreciation for federal income tax purposes was $78,057,834 (gross unrealized appreciation--$106,707,960; gross unrealized depreciation--$28,650,126).

      As of April 30, 2001, the Series had securities on loan with an aggregate market value of $72,694,002. The Fund received $76,228,309 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

      The Series entered into 2 swap agreements with Merrill Lynch International. The first is an equity index price return swap agreement. At termination, the Series will receive from/pay to the counterparty the amount of appreciation/(depreciation) in the value of the underlying Dow Jones Euro Stoxx 50 (Price) Index. In addition, the Series incurred certain transaction cost in connection with this agreement.

      The second is an equity price return swap agreement. The Series receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Series pays 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Series will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                             Termination                 Current       Current
                 Open Date      Date         Shares       Value         Basis      Appreciation
                 ---------   -----------   ----------  -----------   -----------   ------------
DJ Euro Stoxx
  50              3/14/01        6/15/01        1,144  $45,832,870   $42,311,168   $  3,521,702
Taiwan
  Semiconductor    3/6/01         6/6/01    1,710,000    4,736,265     4,660,947         75,318
                                                       -----------   -----------   ------------
                                                       $50,569,135   $46,972,115   $  3,597,020

      At April 30, 2001, the Series had outstanding forward currency contracts to sell foreign currencies, as follows:

                                            Value at                       Unrealized
      Foreign Currency         Delivery    Settlement       Current       Appreciation
       Sale Contracts            Date         Date           Value       (Depreciation)
----------------------------   --------    -----------    -----------    --------------
        Japanese Yen           10/10/01    $ 7,920,000    $ 7,949,766       $(29,766)
        Japanese Yen           10/13/01      7,488,886      7,369,843        119,043
                                           -----------    -----------    --------------
                                           $15,408,886    $15,319,609       $ 89,277
                                           -----------    -----------    --------------
                                           -----------    -----------    --------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2001, the Fund had a .82% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $6,292,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      ABN AMRO Incorporated, 4.40%, in the principal amount of $79,104,000, repurchase price $79,113,668, due 5/1/01. The value of the collateral including accrued interest was $79,104,239.

      Bear, Stearns & Co. Inc., 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,541, due 5/1/01. The value of the collateral including accrued interest was $215,224,348.

      Deutsche Banc Alex. Brown, 4.40%, in the principal amount of $65,408,000, repurchase price $65,415,994, due 5/1/01. The value of the collateral including accrued interest was $65,408,881.

      Credit Suisse First Boston Corp., 4.57%, in the principal amount of $200,000,000, repurchase price $200,025,541, due 5/1/01. The value of the collateral including accrued interest was $204,000,316.

      UBS Warburg, 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,541, due 5/1/01. The value of the collateral including accrued interest was $214,201,402.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Six months ended April 30, 2001:
Shares sold                                                  6,340,765    $ 105,934,248
Shares issued in reinvestment of distributions               3,557,376       56,668,993
Shares reacquired                                           (8,123,508)    (136,995,986)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         1,774,633       25,607,255
Shares issued upon conversion from Class B                   2,741,098       44,171,874
                                                          ------------    -------------
Net increase in shares outstanding                           4,515,731    $  69,779,129
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                 23,605,336    $ 560,629,691
Shares issued in reinvestment of distributions               1,317,634       29,804,892
Shares reacquired                                          (24,315,105)    (581,636,415)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           607,865        8,798,168
Shares issued upon conversion from Class B                   1,951,403       47,137,526
                                                          ------------    -------------
Net increase in shares outstanding                           2,559,268    $  55,935,694
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                  1,609,791    $  25,100,800
Shares issued in reinvestment of distributions               3,072,451       45,195,761
Shares reacquired                                           (2,864,376)     (44,264,671)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         1,817,866       26,031,890
Shares issued upon conversion into Class B                  (2,970,806)     (44,171,874)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,152,940)   $ (18,139,984)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  7,648,703    $ 170,944,436
Shares issued in reinvestment of distributions               1,296,268       27,649,390
Shares reacquired                                           (7,988,496)    (177,800,125)
                                                          ------------    -------------
Net increase in shares outstanding before conversion           956,475       20,793,701
Shares reacquired upon conversion into Class A              (2,075,961)     (47,137,526)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,119,486)   $ (26,343,825)
                                                          ------------    -------------
                                                          ------------    -------------

                                                                          27

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Six months ended April 30, 2001:
Shares sold                                                    608,698    $   9,462,689
Shares issued in reinvestment of distributions                 223,342        3,283,128
Shares reacquired                                             (578,335)      (9,325,950)
                                                          ------------    -------------
Net increase in shares outstanding                             253,705    $   3,419,867
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  2,475,595    $  55,018,619
Shares issued in reinvestment of distributions                  58,297        1,243,470
Shares reacquired                                           (2,174,909)     (48,553,752)
                                                          ------------    -------------
Net increase in shares outstanding                             358,983    $   7,708,337
                                                          ------------    -------------
                                                          ------------    -------------
Class Z
--------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                  1,021,994    $  16,693,879
Shares issued in reinvestment of distributions                 663,696       10,639,054
Shares reacquired                                           (1,347,818)     (22,644,643)
                                                          ------------    -------------
Net increase in shares outstanding                             337,872    $   4,688,290
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2000:
Shares sold                                                  4,349,365    $ 105,744,938
Shares issued in reinvestment of distributions                 214,330        4,863,146
Shares reacquired                                           (3,532,169)     (83,454,820)
                                                          ------------    -------------
Net increase in shares outstanding                           1,031,526    $  27,153,264
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund

        Financial
                    Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                 ------------------
                                                                  Six Months Ended
                                                                 April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  21.35
                                                                    ----------
Income from investment operations
Net investment gain (loss)(c)                                               --(d)
Net realized and unrealized gain/loss on investment
   and foreign currency transactions                                     (2.33)
                                                                    ----------
      Total from investment operations                                   (2.33)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (3.30)
                                                                    ----------
      Total distributions                                                (3.30)
                                                                    ----------
Net asset value, end of period                                        $  15.72
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (11.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $363,203
Average net assets (000)                                              $361,668
Ratios to average net assets(c):
   Expenses, including distribution fees                                  1.84%(e)
   Expenses, excluding distribution fees                                  1.59%(e)
   Net investment income (loss)                                            .04%(e)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  27%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) For the fiscal period ended April 30, 2001, the distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.
(d) Less than $0.005.
(e) Annualized.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997                 1996
----------------------------------------------------------------------------------------------------------
    $  21.19             $  16.16             $  17.27             $  16.62             $  15.52
----------------     ----------------     ----------------     ----------------     ----------------
        (.09)                (.05)                (.02)                (.01)                  --
        2.25                 5.82                  .82                 1.96                 1.83
----------------     ----------------     ----------------     ----------------     ----------------
        2.16                 5.77                  .80                 1.95                 1.83
----------------     ----------------     ----------------     ----------------     ----------------
        (.19)                (.14)                (.11)                (.05)                  --
       (1.81)                (.60)               (1.80)               (1.25)                (.73)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.00)                (.74)               (1.91)               (1.30)                (.73)
----------------     ----------------     ----------------     ----------------     ----------------
    $  21.35             $  21.19             $  16.16             $  17.27             $  16.62
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        9.80%               36.83%                5.71%               12.42%               12.33%
    $396,870             $339,620             $251,018             $258,080             $234,700
    $415,035             $298,009             $260,774             $265,380             $222,948
        1.27%                1.32%                1.38%                1.39%                1.45%
        1.02%                1.07%                1.13%                1.14%                1.20%
        (.38)%               (.27)%               (.14)%                .01%                (.04)%
          82%                  59%                  61%                  64%                  52%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                 ------------------
                                                                  Six Months Ended
                                                                 April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  20.00
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.05)
Net realized and unrealized gain on investment and foreign
   currency transactions                                                 (2.18)
                                                                    ----------
      Total from investment operations                                   (2.23)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (3.30)
                                                                    ----------
      Total distributions                                                (3.30)
                                                                    ----------
Net asset value, end of period                                        $  14.47
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (11.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $191,916
Average net assets (000)                                              $227,872
Ratios to average net assets:
   Expenses, including distribution fees                                  2.49%(c)
   Expenses, excluding distribution fees                                  1.59%(c)
   Net investment loss                                                    (.64)%(c)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997                 1996
----------------------------------------------------------------------------------------------------------
    $  19.98             $  15.26             $  16.42             $  15.96             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
        (.24)                (.17)                (.13)                (.12)                (.08)
        2.12                 5.51                  .78                 1.88                 1.74
----------------     ----------------     ----------------     ----------------     ----------------
        1.88                 5.34                  .65                 1.76                 1.66
----------------     ----------------     ----------------     ----------------     ----------------
        (.05)                (.02)                (.01)                (.05)                  --
       (1.81)                (.60)               (1.80)               (1.25)                (.73)
----------------     ----------------     ----------------     ----------------     ----------------
       (1.86)                (.62)               (1.81)               (1.30)                (.73)
----------------     ----------------     ----------------     ----------------     ----------------
    $  20.00             $  19.98             $  15.26             $  16.42             $  15.96
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        8.94%               36.00%                4.95%               11.70%               11.57%
    $288,418             $310,458             $274,248             $335,007             $326,978
    $355,100             $297,322             $312,569             $350,518             $294,230
        1.96%                1.99%                2.06%                2.07%                2.12%
        1.02%                1.07%                1.13%                1.14%                1.20%
       (1.07)%               (.96)%               (.82)%               (.68)%               (.67)%

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                 ------------------
                                                                  Six Months Ended
                                                                 April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  19.99
                                                                      --------
Income from investment operations
Net investment loss                                                       (.05)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  (2.17)
                                                                      --------
      Total from investment operations                                   (2.22)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (3.30)
                                                                      --------
      Total distributions                                                (3.30)
                                                                      --------
Net asset value, end of period                                        $  14.47
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                        (11.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 19,137
Average net assets (000)                                              $ 18,788
Ratios to average net assets:
   Expenses, including distribution fees                                  2.59%(d)
   Expenses, excluding distribution fees                                  1.59%(d)
   Net investment loss                                                    (.70)%(d)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Distribution in excess of net investment income was $.001.
(d) Annualized.
    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                       Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2000(a)              1999(a)              1998(a)                1997                 1996
----------------------------------------------------------------------------------------------------------
    $  19.97             $  15.25             $  16.41             $  15.96              $15.03
    --------             --------             --------             --------             -------
        (.24)                (.18)                (.14)                (.11)               (.05)
        2.11                 5.51                  .78                 1.86                1.71
    --------             --------             --------             --------             -------
        1.87                 5.33                  .64                 1.75                1.66
    --------             --------             --------             --------             -------
        (.04)                (.01)           --(c)                     (.05)                 --
       (1.81)                (.60)               (1.80)               (1.25)               (.73)
    --------             --------             --------             --------             -------
       (1.85)                (.61)               (1.80)               (1.30)               (.73)
    --------             --------             --------             --------             -------
    $  19.99             $  19.97             $  15.25             $  16.41              $15.96
    --------             --------             --------             --------             -------
    --------             --------             --------             --------             -------
        8.89%               35.94%                4.90%               11.63%              11.57%
    $ 21,377             $ 14,184             $ 10,698             $ 10,244              $7,693
    $ 18,886             $ 11,866             $ 10,286             $  9,093              $5,516
        2.02%                2.07%                2.13%                2.14%               2.20%
        1.02%                1.07%                1.13%                1.14%               1.20%
       (1.11)%              (1.02)%               (.90)%               (.75)%              (.72)%

    See Notes to Financial Statements                                     35

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                 ------------------
                                                                  Six Months Ended
                                                                 April 30, 2001(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  21.46
                                                                      --------
Income from investment operations
Net investment income (loss)                                               .02
Net realized and unrealized gain on investment and foreign
   currency transactions                                                 (2.35)
                                                                      --------
      Total from investment operations                                   (2.33)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (3.30)
                                                                      --------
      Total distributions                                                (3.30)
                                                                      --------
Net asset value, end of period                                        $  15.83
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                        (11.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 57,689
Average net assets (000)                                              $ 58,800
Ratios to average net assets:
   Expenses, including distribution fees                                  1.59%(d)
   Expenses, excluding distribution fees                                  1.59%(d)
   Net investment income (loss)                                            .29%(d)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    36                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                  March 1, 1996(c)
-------------------------------------------------------------------------------         through
    2000(a)              1999(a)              1998(a)                1997           October 31, 1996
----------------------------------------------------------------------------------------------------------
    $  21.29             $  16.23             $  17.35             $  16.65             $  15.42
    --------             --------             --------             --------             --------
        (.02)                  --                  .02                  .04                  .06
        2.23                 5.84                  .82                 1.96                 1.18
    --------             --------             --------             --------             --------
        2.21                 5.84                  .84                 2.00                 1.24
    --------             --------             --------             --------             --------
        (.23)                (.18)                (.16)                (.05)                  --
       (1.81)                (.60)               (1.80)               (1.25)                (.01)
    --------             --------             --------             --------             --------
       (2.04)                (.78)               (1.96)               (1.30)                (.01)
    --------             --------             --------             --------             --------
    $  21.46             $  21.29             $  16.23             $  17.35             $  16.65
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        9.97%               37.25%                5.97%               12.72%                8.06%
    $ 70,956             $ 48,430             $ 36,338             $ 44,412             $ 40,416
    $ 77,989             $ 42,312             $ 41,799             $ 46,545             $ 26,452
        1.02%                1.07%                1.13%                1.14%                1.20%(d)
        1.02%                1.07%                1.13%                1.14%                1.20%(d)
        (.08)%               (.02)%                .12%                 .27%                 .55%(d)

    See Notes to Financial Statements                                     37

Prudential Global Growth Fund
Prudntial Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.PruFN.com                 (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Global Growth Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.PruFN.com               (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you.
The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Global Growth Fund
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.PruFN.com                     (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Global Growth Fund
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.PruFN.com         (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
     Class A    PRGAX    743969107
     Class B    PRGLX    743969206
     Class C    PRGCX    743969305
     Class Z    PWGZX    743969404

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


 PRSRT STD
U.S. POSTAGE
   PAID
Permit 6807
New York, NY

MF115E2    743969107    743969206    743969305    743969404

(ICON)  Printed on Recycled Paper

SEMIANNUAL REPORT  APRIL 30, 2001

Prudential
International Value Fund

Fund Type Global/International stock

Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential International Value Fund (the Fund) invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices compared with their earnings to seek long-term growth of capital. Income is a secondary objective. There are special risks associated with foreign investments, including political, economic and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objectives.

Geographic Concentration
    Expressed as a percentage of
net assets as of 4/30/01
        35.6%   Continental Europe
        21.3    Japan
        17.8    United Kingdom
         8.6    Pacific Basin (excl. Japan)
         7.2    Canada
         9.5    Cash & Equivalents

Ten Largest Holdings
    Expressed as a percentage of
    net assets as of 4/30/01
    3.0%   Yasuda Fire & Marine Ins. Co., Ltd.
           Insurance
    2.8    Alcan Inc.
           Metals & Mining
    2.7    Tanabe Seiyaku Co., Ltd.
           Pharmaceuticals
    2.6    Daiichi Pharmaceutical Co., Ltd.
           Medical-Drug
    2.6    Mitsui Fudosan Co., Ltd.
           Real Estate Development
    2.4    Reckitt Benckiser & Colman PLC
           Household Goods
    2.4    Alstom
           Machinery-General
    2.4    Royal Bank of Scotland PLC
           Commercial Banking
    2.4    Sumitomo Marine & Fire Ins. Co., Ltd.
           Insurance
    2.4    National Australia Bank Ltd.
           Commercial Banking

Holdings are subject to change.

www.PruFN.com              (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                  As of 4/30/01
                Six      One     Five       Since
               Months    Year    Years    Inception2
Class A         1.75%    1.71%    N/A       53.26%
Class B         1.34     0.88     N/A       48.04
Class C         1.39     0.93     N/A       48.10
Class Z         1.84     1.84    56.32%    171.66
Lipper
 International
 Fund Avg.3    -9.48   -18.18    33.61      ***

Average Annual Total Returns1              As of 3/31/01
                    One      Five       Since
                    Year     Years    Inception2
    Class A        -11.42%    N/A       7.37%
    Class B        -12.55     N/A       7.60
    Class C         -9.43     N/A       7.54
    Class Z         -6.61    8.98%     11.90

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 9/23/96; Class Z,
11/5/92.

3 Lipper average returns are unmanaged and are based on the average return of all funds in each share class for the six-month, one-, and five-year periods in the International Fund category. International funds invest their assets in securities with primary trading markets outside the United States.

***Lipper Since Inception returns are 33.81% for Class A, B, and C, and 122.30% for Class Z, based on all funds in each share class.

(LOGO)                              June 15, 2001

Dear Shareholder,
During the six-month reporting period ended April 30, 2001, Prudential International Value Fund's Class A shares posted a 1.75% return, -3.33% after deducting the initial Class A share sales charge. This performance was substantially better than the -9.48% return of the Lipper International Fund Average and the 8.11% decline of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

As the Fund's benchmark returns indicate, the last six months were difficult ones for the international stock markets. As was the case in the United States, these markets peaked during the first quarter of 2000, and have moved steadily downward since that time. Nowhere was this more evident than in the technology sector, which has experienced a dramatic decline.

However, the news in the financial markets wasn't entirely bad. After a prolonged period of underperforming their growth counterparts, value stocks generally held their ground during the reporting period. Both in the United States and abroad, investors were drawn to the solid fundamentals found in many value-oriented industries. This helped the Fund generate respectable results in the face of a tumultuous market environment.

After a thorough investigation by its investment management research team, Prudential has assigned day-to-day management of the Fund to Bank of Ireland. Bank of Ireland assumed management on May 5, 2001. As always, we thank you for your confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential International Value Fund

Prudential International Value Fund
Semiannual Report    April 30, 2001

Investment Adviser's Report

During the reporting period, investors continued to favor value stocks over growth stocks. This was in sharp contrast to recent years when growth stocks in general, and technology stocks in particular, significantly outperformed traditional value-oriented issues. Initially, rising interest rates, high stock valuations, and inflationary pressures contributed to the turnaround in value's favor. As the period progressed, economic growth rapidly deteriorated, leading to increased concerns about corporate profits in the face of a potential recession. This served to further weaken stocks that had high valuations.

With the sharp and prolonged decline in growth and technology stocks, investors continued to be drawn to more defensive and value-oriented stocks, especially those that tend to perform relatively well when the economy contracts.
In addition, value stocks held up better than many growth stocks because their prices were generally not based on overly optimistic expectations.

A Disciplined Approach Leading to Strong Performers Throughout the period, we continued to adhere to our disciplined investment strategy--one that calls for investing in undervalued companies that we believe are poised for a rebound. This often occurs as the result of a specific catalyst, improved demand outlook, better return on assets, or a new management team that is focused on a turnaround. We also look for fundamentally strong companies that have been overlooked by investors.

We identified a number of companies--in a variety of industries and countries--that generated strong returns for the Fund during the reporting period. Specific examples included Alcan, Inc., a Canadian metals and mining company (see Comments on Largest Holdings); SKF, a Swedish ball bearing manufacturer; Rio Tinto, the world's largest mining company that operates out of the United Kingdom; Corus Group, a large steel company in the United Kingdom; and Stora Enso, a major paper manufacturer in Finland. These are

Prudential International Value Fund
Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/01

3.0%    Yasuda Fire & Marine Insurance Co., Ltd./Insurance
Yasuda, a member of the Fuyo Group, is primarily a fire, casualty, automobile, and life insurance company, but it also offers other financial services.

2.8%     Alcan Inc./Metals & Mining
Alcan is one of the world's leading producers of primary aluminum and fabricated products. Its activities include bauxite mining, alumina refining, power generation, aluminum smelting, manufacturing and recycling, as well as research and technology. Alcan is one of the lowest-cost producers of aluminum, and it has taken advantage of a favorable supply/demand environment.

2.7%     Tanabe Seiyaku Co., Ltd./Pharmaceuticals
Tanabe Seiyaku is a leading pharmaceutical manufacturer in Japan, with a focus on products to treat circulatory and nervous system ailments. Established in 1678, it is the oldest pharmaceutical company in Japan.

2.6%     Daiichi Pharmaceutical Co., Ltd./Medical-Drug
Daiichi is a global player in over-the-counter drugs and beauty aids. Its main focus is prescription drugs, with the largest market share in synthetic antibacterial agents. It also produces over-the-counter products. Daiichi was very attractively priced when we purchased it, and its share price has appreciated substantially.

2.6%     Mitsui Fudosan Co., Ltd./Real Estate Development
Mitsui Fudosan is the largest real estate developer in Japan. It is a major seller of condominiums and a pioneer in high-rise buildings. The firm is also one of the core companies in the Mitsui industrial group.

Holdings are subject to change.

www.PruFN.com                   (800) 225-1852
Semiannual Report    April 30, 2001

all economically sensitive firms that were undervalued. Since that time, the market has begun to recognize their strong underlying fundamentals, driving up their respective prices.

An example of a consumer cyclical issue that performed well for the Fund was Electrolux, an appliance company in Sweden. The firm's product line includes refrigerators, washing machines, vacuum cleaners, chain saws, and lawn mowers for household and professional use.

Taking Profits on Winning Stocks
A number of stocks were sold from the portfolio as they appreciated to a point where we believed they had become overvalued. Examples included two companies located in Switzerland--the Swatch Group, a watch manufacturer, and Novartis, a major global pharmaceutical company.

Other such holdings included Tesco, a food retailer in the United Kingdom, and Christian Dior in France. Christian Dior markets luxury goods under brand names such as Moet & Chandon, Louis Vuitton, and Givenchy, and was a longtime and profitable holding for the Fund.

A Few Disappointments
There were also several stocks in the portfolio that didn't meet our expectations. Bibop-Carire, an asset management company in Italy, fell as it didn't generate enough new assets to satisfy investors. In addition, its investment strategy was closely tied to growth stocks, which underperformed during the period. Another example was Matsushita Electric Industrial Company, a major producer of electronic and electric products for consumer, business, and industrial use. Its brand names include Panasonic, National, Technics, Quasar, Victor, and JVC. Its business has weakened, due in part to the global economic slowdown.

Prudential International Value Fund
Semiannual Report    April 30, 2001

Looking Ahead
On March 28, 2001, shareholders approved a change in subadviser to the Fund. Bank of Ireland Asset Management
(U.S.) Limited assumed day-to-day
management on May 5, 2001. The new subadviser's views are reflected in this section of the report.

Fears of a U.S. recession continue to have a negative impact on equity markets globally. Economic growth estimates are now forecasting a downturn for all regions, but we are not convinced that a recession will actually materialize. As expected, the European Central Bank has begun to reduce interest rates, and we believe that this action, coupled with the rate cuts in the United States, will help to shore up consumer confidence.

We also believe that Japan could represent a substantial opportunity if meaningful restructuring actually takes place.
With an average return on equity for Japanese companies at a mere 2%, the scope for growth is enormous.

In summary, in both the United States and Europe there is low unemployment, falling interest rates, supportive bond yields, falling taxation, and business-friendly governments. This is not a typical recession scenario and, as a result, we are optimistic that international equity market performance will likely improve as the year progresses.

Prudential International Value Fund Management Team

Prudential International Value Fund
Semiannual Report    April 30, 2001

   Financial
    Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited)

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  90.5%
Common Stocks
-------------------------------------------------------------------------------------
Australia  2.4%
     855,000   National Australia Bank Ltd.                          $   13,164,996
-------------------------------------------------------------------------------------
Canada  7.2%
     355,600   Alcan Aluminum Ltd.                                       15,818,588
     500,000   Bank of Nova Scotia                                       12,382,037
     420,600   Canadian Tire Corp., Ltd. (Class 'A' Stock)                6,569,737
     486,200   Hudson's Bay Co.                                           5,461,641
                                                                     --------------
                                                                         40,232,003
-------------------------------------------------------------------------------------
Finland  2.1%
   1,050,000   Stora Enso Oyj, Series R                                  11,830,146
-------------------------------------------------------------------------------------
France  5.9%
     471,600   Alstom                                                    13,597,350
      55,570   Total Fina SA, Series B                                    8,282,220
     242,900   Valeo SA                                                  11,205,415
                                                                     --------------
                                                                         33,084,985
-------------------------------------------------------------------------------------
Germany  3.6%
     170,000   Adidas-Salomon AG                                         10,314,273
     700,000   Continental AG                                            10,060,282
                                                                     --------------
                                                                         20,374,555
-------------------------------------------------------------------------------------
Hong Kong  1.7%
   1,747,000   Swire Pacific, Ltd. (Class 'A' Stock)                      9,632,009
-------------------------------------------------------------------------------------
Italy  4.8%
   1,600,000   Bipop-Carire SpA                                           8,105,003
     500,000   Banca Popolare Di Bergamo-Credito Vaesino SpA              9,306,205
   6,250,700   Benetton Group SpA                                         9,371,572
                                                                     --------------
                                                                         26,782,780
-------------------------------------------------------------------------------------
Japan  21.3%
     665,200   Daiichi Pharmaceutical Co., Ltd.                          14,475,492
   1,563,900   Daiwa House Industry Co., Ltd.                            12,575,468
   1,236,500   Hitachi Ltd.                                              11,983,391

    8                                      See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
     530,000   Matsushita Electric Industrial Co., Ltd.              $    8,832,261
   1,438,100   Mitsui Fudosan Co., Ltd.                                  14,251,284
     171,400   Oriental Land Co., Ltd.                                   11,605,533
   2,185,800   Sumitomo Marine & Fire Insurance Co., Ltd.                13,332,469
   1,700,600   Tanabe Seiyaku Co., Ltd.                                  15,105,438
   2,750,600   Yasuda Fire & Marine Insurance Co., Ltd.                  16,822,016
                                                                     --------------
                                                                        118,983,352
-------------------------------------------------------------------------------------
Netherlands  4.8%
     224,200   Akzo Nobel N.V.                                            9,338,310
     181,400   ING Groep N.V.                                            12,386,707
     260,000   Koninklijke Luchtvaart Maatschappij N.V.                   5,039,900
                                                                     --------------
                                                                         26,764,917
-------------------------------------------------------------------------------------
Singapore  2.2%
   1,806,300   United Overseas Bank Ltd.                                 11,997,052
-------------------------------------------------------------------------------------
South Korea  2.3%
     425,000   Korea Electric Power Corp.                                 7,341,496
      74,400   Pohang Iron & Steel Co., Ltd.                              5,536,218
                                                                     --------------
                                                                         12,877,714
-------------------------------------------------------------------------------------
Spain  5.0%
     615,400   BBV Argentaria SA                                          8,746,154
     604,574   Centros Commerciale Pryca SA(a)                            9,112,550
     700,000   Iberdrola SA                                              10,327,314
                                                                     --------------
                                                                         28,186,018
-------------------------------------------------------------------------------------
Sweden  4.8%
     785,700   Electrolux AB, Series B                                   12,986,460
     340,000   SKF AB, Series B                                           6,050,707
     440,000   Svedala Industri AB                                        7,637,250
                                                                     --------------
                                                                         26,674,417
-------------------------------------------------------------------------------------
Switzerland  4.6%
      17,000   Sulzer AG                                                  9,893,402
      70,000   UBS AG                                                    10,648,228
      30,000   Valora Holding AG                                          5,237,684
                                                                     --------------
                                                                         25,779,314

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
United Kingdom  17.8%
   2,200,900   British Airways PLC                                   $   11,087,206
  10,893,801   Corus Group PLC                                           11,131,357
   1,700,000   Hanson PLC                                                11,503,542
   1,470,800   Imperial Chemical Industries PLC                           8,701,951
   1,000,000   Reckitt Benckiser & Colman PLC(a)                         13,626,470
     500,000   Rio Tinto PLC                                             10,118,029
   2,846,000   Rolls-Royce PLC                                            8,663,177
   1,600,000   Royal & Sun Alliance Insurance Group PLC                  11,318,474
     586,100   Royal Bank of Scotland PLC                                13,560,673
                                                                     --------------
                                                                         99,710,879
                                                                     --------------
               Total common stocks
                (cost $440,392,224)                                     506,075,137
                                                                     --------------
SHORT-TERM INVESTMENT  10.8%
Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreement
$     60,109   Joint Repurchase Agreement Account,
                4.53%, 5/1/01 (cost $60,109,000; Note 5)                 60,109,000
                                                                     --------------
               Total Investments  101.3%
                (cost $500,501,224; Note 4)                             566,184,137
               Liabilities in excess of other assets--(1.3)%             (7,328,750)
                                                                     --------------
               Net Assets  100%                                      $  558,855,387
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation), or Societe Anonyme, (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).
    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of April 30, 2001 was as follows:

Finance...................................................................   29.6%
Consumer Discretionary....................................................   18.6
Materials.................................................................   15.0
Industrials...............................................................   11.1
Health Care...............................................................    5.3
Consumer Staples..........................................................    4.1
Utilities.................................................................    3.2
Information Technology....................................................    2.1
Energy....................................................................    1.5
Repurchase Agreement......................................................   10.8
                                                                            -----
                                                                            101.3%
Liabilities in excess of other assets.....................................   (1.3)
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments at value, excluding repurchase agreement (cost
$440,392,224)                                                        $ 506,075,137
Repurchase agreement (cost $60,109,000)                                 60,109,000
Cash                                                                         6,204
Foreign currency, at value (cost $302,863)                                 299,937
Receivable for investments sold                                          5,225,005
Dividends and interest receivable                                        2,887,098
Receivable for Series shares sold                                        1,986,360
Other assets                                                                 3,287
                                                                    --------------
      Total assets                                                     576,592,028
                                                                    --------------
LIABILITIES
Payable for Series shares reacquired                                    16,918,125
Management fee payable                                                     432,418
Withholding taxes payable                                                  296,645
Distribution fee payable                                                    87,676
Accrued expenses                                                             1,777
                                                                    --------------
      Total liabilities                                                 17,736,641
                                                                    --------------
NET ASSETS                                                           $ 558,855,387
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $     259,386
   Paid-in capital in excess of par                                    471,868,426
                                                                    --------------
                                                                       472,127,812
   Undistruted net investment income                                     1,985,792
   Accumulated net realized gain on investments                         19,180,083
   Net unrealized appreciation on investments and foreign
      currencies                                                        65,561,700
                                                                    --------------
Net assets, April 30, 2001                                           $ 558,855,387
                                                                    --------------
                                                                    --------------

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($64,893,142 / 3,015,037 shares of common stock issued and
      outstanding)                                                          $21.52
   Maximum sales charge (5% of offering price)                                1.13
                                                                    --------------
   Maximum offering price to public                                         $22.65
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($77,957,756 / 3,670,535 shares of common stock issued and
      outstanding)                                                          $21.24
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($15,222,842 / 716,300 shares of common stock issued and
      outstanding)                                                          $21.25
   Sales charge (1% of offering price)                                         .21
                                                                    --------------
   Offering price to public                                                 $21.46
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($400,781,647 / 18,536,713 shares of common stock issued
      and outstanding)                                                      $21.62
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $722,162)          $   4,644,122
   Interest                                                              1,506,420
                                                                    --------------
      Total income                                                       6,150,542
                                                                    --------------
Expenses
   Management fee                                                        2,677,156
   Distribution fee--Class A                                                83,475
   Distribution fee--Class B                                               409,208
   Distribution fee--Class C                                                80,278
   Transfer agent's fees and expenses                                      493,000
   Custodian's fees and expenses                                           250,000
   Reports to shareholders                                                  70,000
   Registration fees                                                        46,000
   Legal fees and expenses                                                  19,000
   Audit fees                                                               17,000
   Directors' fees and expenses                                              7,000
   Miscellaneous                                                            12,633
                                                                    --------------
      Total expenses                                                     4,164,750
                                                                    --------------
Net investment income                                                    1,985,792
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                              23,490,800
   Foreign currency transactions                                        (4,103,424)
                                                                    --------------
                                                                        19,387,376
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                          (9,704,841)
   Foreign currencies                                                      (49,139)
                                                                    --------------
                                                                        (9,753,980)
                                                                    --------------
Net gain on investments and foreign currencies                           9,633,396
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  11,619,188
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months             Year
                                                     Ended              Ended
                                                April 30, 2001     October 31, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $     1,985,792    $      4,914,642
   Net realized gain on investment and
      foreign currency transactions                  19,387,376          60,336,003
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies             (9,753,980)        (39,959,546)
                                                ---------------    ----------------
   Net increase in net assets resulting from
      operations                                     11,619,188          25,291,099
                                                ---------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                --            (449,461)
      Class B                                                --             (45,069)
      Class C                                                --              (7,949)
      Class Z                                                --          (3,331,846)
                                                ---------------    ----------------
                                                             --          (3,834,325)
                                                ---------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                        (2,847,540)         (2,879,777)
      Class B                                        (3,546,156)         (4,822,392)
      Class C                                          (688,445)           (850,578)
      Class Z                                       (15,918,423)        (16,278,883)
                                                ---------------    ----------------
                                                    (23,000,564)        (24,831,630)
                                                ---------------    ----------------
Series share transactions (net of
   conversions)
   (Note 6)
   Net proceeds from shares sold                    604,833,926       1,558,082,803
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  22,734,317          28,429,080
   Cost of shares reacquired                       (639,062,597)     (1,534,854,738)
                                                ---------------    ----------------
   Net increase (decrease) in net assets from
      Series share transactions                     (11,494,354)         51,657,145
                                                ---------------    ----------------
Total increase (decrease)                           (22,875,730)         48,282,289
NET ASSETS
Beginning of period                                 581,731,117         533,448,828
                                                ---------------    ----------------
End of period(a)                                $   558,855,387    $    581,731,117
                                                ---------------    ----------------
                                                ---------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                  $     1,985,792    $             --
                                                ---------------    ----------------
                                                ---------------    ----------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and the Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM had entered into a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'), a limited partnership where The Prudential Asset Management Company, Inc. ('PAMCO') is a limited partner. Mercator furnished investment advisory services in connection with the management of the Series through May 4, 2001. Effective May 5, 2001, PIFM terminated the subadvisory agreement with Mercator and entered into a subadvisory agreement with Bank of Ireland Asset Management. PIFM pays for the services of the subadvisers, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to 300 million and .95 of 1% of average daily net assets in excess of 300 million of the Series.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 2001.

      PIMS advised the Series that it has received approximately $10,100 and $10,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2001. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS advised the Series that for the six months ended April 30, 2001, it has received approximately $79,000 and $20,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and PAMCO are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      On March 7, 2001, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the amended SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the previous agreement was $1 billion. The Fund did not borrow any amounts pursuant to the amended SCA during the six months ended April 30, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2001, the Series incurred fees of approximately $478,500 for the services of PMFS. As of April 30, 2001 approximately $82,600 such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          19

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended April 30, 2001 were $36,299,822 and $3,085,815, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2001 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $65,682,913 (gross unrealized appreciation--$92,419,570; gross unrealized depreciation--$26,736,657).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2001, the Series had a 7.86% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $60,109,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      ABN AMRO Incorporated, 4.40%, in the principal amount of $79,104,000, repurchase price $79,113,668, due 5/1/01. The value of the collateral including accrued interest was $80,686,324.

      Bear, Stearns & Co. Inc., 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $215,224,348.

      Credit Suisse First Boston Corp., 4.57%, in the principal amount of $200,000,000, repurchase price $200,025,389, due 5/1/01. The value of the collateral including accrued interest was $204,000,316.

      Deutsche Banc Alex. Brown, 4.40%, in the principal amount of $65,408,000, repurchase price $65,415,994, due 5/1/01. The value of the collateral including accrued interest was $66,717,059.

      UBS Warburg, 4.55%, in the principal amount of $210,000,000, repurchase price $210,026,542, due 5/1/01. The value of the collateral including accrued interest was $214,201,402.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Six months ended April 30, 2001:
Shares sold                                                 3,435,171    $    74,726,644
Shares issued in reinvestment of dividends and
  distributions                                               132,050          2,744,012
Shares reacquired                                          (4,064,856)       (88,406,859)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (497,635)       (10,936,203)
Shares issued upon conversion from Class B                    242,842          5,291,976
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (254,793)   $    (5,644,227)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                15,814,956    $   356,822,680
Shares issued in reinvestment of dividends and
  distributions                                               146,976          3,267,270
Shares reacquired                                         (15,675,172)      (354,627,619)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  286,760          5,462,331
Shares issued upon conversion from Class B                    260,188          5,874,396
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 546,948    $    11,336,727
                                                          -----------    ---------------
                                                          -----------    ---------------
Class B
--------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   257,099    $     5,501,718
Shares issued in reinvestment of dividends and
  distributions                                               166,333          3,423,146
Shares reacquired                                            (458,179)        (9,828,469)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (34,747)          (903,605)
Shares issued upon conversion into Class A                   (245,566)        (5,291,976)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (280,313)   $    (6,195,581)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                 1,041,891    $    23,528,726
Shares issued in reinvestment of dividends and
  distributions                                               213,209          4,728,969
Shares reacquired                                          (1,588,503)       (35,900,566)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (333,403)        (7,642,871)
Shares reacquired upon conversion into Class A               (261,645)        (5,874,396)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (595,048)   $   (13,517,267)
                                                          -----------    ---------------
                                                          -----------    ---------------

                                                                          21

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Six months ended April 30, 2001:
Shares sold                                                   303,810    $     6,583,715
Shares issued in reinvestment of dividends and
  distributions                                                32,279            664,951
Shares reacquired                                            (431,187)        (9,339,530)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (95,098)   $    (2,090,864)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                   924,516    $    20,585,463
Shares issued in reinvestment of dividends and
  distributions                                                37,783            838,028
Shares reacquired                                            (964,211)       (21,566,618)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                  (1,912)   $      (143,127)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                24,008,141    $   518,021,849
Shares issued in reinvestment of dividends and
  distributions                                               762,330         15,902,208
Shares reacquired                                         (24,530,128)      (531,487,739)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 240,343    $     2,436,318
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2000:
Shares sold                                                51,001,500    $ 1,157,145,934
Shares issued in reinvestment of dividends and
  distributions                                               880,270         19,594,813
Shares reacquired                                         (49,302,541)    (1,122,759,935)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               2,579,229    $    53,980,812
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.      Prudential International Value Fund

           Financial
                       Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited)

                                                              Class A
                                             -----------------------------------------
                                             Six Months Ended          Year Ended
                                              April 30, 2001       October 31, 2001(d)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  22.08                $ 22.42
                                                 --------               --------
Income from investment operations:
Net investment income (loss)                          .07                    .19
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions                                       .28                    .71
                                                 --------               --------
      Total from investment operations                .35                    .90
                                                 --------               --------
Less distributions:
Dividends from net investment income                   --                   (.17)
Distributions from net realized capital
gains                                                (.91)                 (1.07)
                                                 --------               --------
      Total distributions                            (.91)                 (1.24)
                                                 --------               --------
Net asset value, end of period                   $  21.52                $ 22.08
                                                 --------               --------
                                                 --------               --------
TOTAL RETURN(a)                                      1.75%                  3.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 64,893                $72,185
Average net assets (000)                         $ 67,333                $67,362
Ratios to average net assets:
   Expenses, including distribution
      fees(e)                                        1.53%(b)               1.52%
   Expenses, excluding distribution fees             1.28%(b)               1.27%
   Net investment income (loss)                       .67%(b)                .84%
For Class A, B, C and Z shares:
   Portfolio turnover rate                              1%                    33%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Figures are actual and are not rounded to the nearest thousand.
(d) Calculated based upon average shares outstanding during the period.
(e) The distributor of the Fund agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    24                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                    Class A
---------------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996      September 23, 1996(d)
----------------------------------------------------------         Through                 Through
      1999                 1998               1997(d)          October 31, 1996      September 30, 1996
---------------------------------------------------------------------------------------------------------------
    $  18.33             $  18.24             $  16.59              $16.48                 $ 16.54
    --------             --------             --------             -------                 -------
         .27                  .27                  .24                (.01)                     --
        3.97                  .40                 1.85                 .12                    (.06)
    --------             --------             --------             -------                 -------
        4.24                  .67                 2.09                 .11                    (.06)
    --------             --------             --------             -------                 -------
        (.15)                (.18)                (.24)                 --                      --
          --                 (.40)                (.20)                 --                      --
    --------             --------             --------             -------                 -------
        (.15)                (.58)                (.44)                 --                      --
    --------             --------             --------             -------                 -------
    $  22.42             $  18.33             $  18.24              $16.59                 $ 16.48
    --------             --------             --------             -------                 -------
    --------             --------             --------             -------                 -------
       23.30%                3.85%               12.85%                .67%                   (.36)%
    $ 61,036             $ 47,237             $ 36,184              $5,169(c)              $   199(c)
    $ 52,732             $ 44,708             $ 18,779              $2,793(c)              $   199(c)
        1.61%                1.62%                1.75%               2.05%(b)                2.46%(b)
        1.36%                1.37%                1.50%               1.80%(b)                2.21%(b)
        1.35%                1.28%                1.40%              (1.03)%(b)                .75%(b)
            %
          21                   15%                   9%                  4%                     15%

    See Notes to Financial Statements                                     25

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class B
                                             -----------------------------------------
                                             Six Months Ended          Year Ended
                                              April 30, 2001       October 31, 2000(d)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  21.88                $ 22.23
                                                 --------               --------
Income from investment operations:
Net investment income (loss)                         (.02)                   .02
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions                                       .29                    .71
                                                 --------               --------
      Total from investment operations                .27                    .73
                                                 --------               --------
Less distributions:
Dividends from net investment income                   --                   (.01)
Distributions from net realized capital
gains                                                (.91)                 (1.07)
                                                 --------               --------
      Total distributions                            (.91)                 (1.08)
                                                 --------               --------
Net asset value, end of period                   $  21.24                $ 21.88
                                                 --------               --------
                                                 --------               --------
TOTAL RETURN(a)                                      1.34%                  3.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 77,958                $86,451
Average net assets (000)                         $ 82,520                $99,106
Ratios to average net assets:
   Expenses, including distribution fees             2.28%(b)               2.27%
   Expenses, excluding distribution fees             1.28%(b)               1.27%
   Net investment income (loss)                      (.14)%(b)               .07%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Figures are actual and are not rounded to the nearest thousand.
(d) Calculated based upon average shares outstanding during the period.

    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                    Class B
---------------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996      September 23, 1996(d)
----------------------------------------------------------         Through                 Through
      1999                 1998               1997(d)          October 31, 1996      September 30, 1996
---------------------------------------------------------------------------------------------------------------
    $  18.18             $  18.13             $  16.57              $16.47                 $ 16.54
----------------         --------             --------             -------                 -------
         .12                  .10                  .12                (.02)                     --
        3.94                  .43                 1.84                 .12                    (.07)
----------------         --------             --------             -------                 -------
        4.06                  .53                 1.96                 .10                    (.07)
----------------         --------             --------             -------                 -------
        (.01)                (.08)                (.20)                 --                      --
          --                 (.40)                (.20)                 --                      --
----------------         --------             --------             -------                 -------
        (.01)                (.48)                (.40)                 --                      --
----------------         --------             --------             -------                 -------
    $  22.23             $  18.18             $  18.13              $16.57                 $ 16.47
----------------         --------             --------             -------                 -------
----------------         --------             --------             -------                 -------
       22.34%                3.05%               12.04%                .61%                   (.42)%
    $101,043             $ 93,896             $ 87,155              $1,922(c)              $   199(c)
    $ 98,842             $ 98,444             $ 47,584              $  313(c)              $   199(c)
        2.36%                2.37%                2.50%               2.80%(b)                3.21%(b)
        1.36%                1.37%                1.50%               1.80%(b)                2.21%(b)
         .59%                 .53%                 .65%              (1.78)%(b)                  0%(b)

    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class C
                                             -----------------------------------------
                                             Six Months Ended          Year Ended
                                              April 30, 2001       October 31, 2000(d)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  21.88                $ 22.23
                                                 --------               --------
Income from investment operations:
Net investment income (loss)                         (.02)                   .02
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions                                       .30                    .71
                                                 --------               --------
      Total from investment operations                .28                    .73
                                                 --------               --------
Less distributions:
Dividends from net investment income                   --                   (.01)
Distributions from net realized capital
gains                                                (.91)                 (1.07)
                                                 --------               --------
      Total distributions                            (.91)                 (1.08)
                                                 --------               --------
Net asset value, end of period                   $  21.25                $ 21.88
                                                 --------               --------
                                                 --------               --------
TOTAL RETURN(a)                                      1.39%                  3.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 15,223                $17,755
Average net assets (000)                         $ 16,189                $18,082
Ratios to average net assets:
   Expenses, including distribution fees             2.28%(b)               2.27%
   Expenses, excluding distribution fees             1.28%(b)               1.27%
   Net investment income (loss)                      (.15)%(b)               .07%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Figures are actual and are not rounded to the nearest thousand.
(d) Calculated based upon average shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                    Class C
---------------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996      September 23, 1996(d)
----------------------------------------------------------         Through                 Through
      1999                 1998               1997(d)          October 31, 1996      September 30, 1996
---------------------------------------------------------------------------------------------------------------
    $  18.18             $  18.13             $  16.57              $16.47                 $ 16.54
    --------             --------             --------             -------                 -------
         .11                  .10                  .12                (.02)                     --
        3.95                  .43                 1.84                 .12                    (.07)
    --------             --------             --------             -------                 -------
        4.06                  .53                 1.96                 .10                    (.07)
    --------             --------             --------             -------                 -------
        (.01)                (.08)                (.20)                 --                      --
          --                 (.40)                (.20)                 --                      --
    --------             --------             --------             -------                 -------
        (.01)                (.48)                (.40)                 --                      --
    --------             --------             --------             -------                 -------
    $  22.23             $  18.18             $  18.13              $16.57                 $ 16.47
    --------             --------             --------             -------                 -------
    --------             --------             --------             -------                 -------
       22.34%                3.05%               12.04%                .61%                   (.42)%
    $ 18,078             $ 14,271             $ 12,354              $  200(c)              $   199(c)
    $ 15,815             $ 14,345             $  7,473              $  202(c)              $   199(c)
        2.36%                2.37%                2.50%               2.80%(b)                3.21%(b)
        1.36%                1.37%                1.50%               1.80%(b)                2.21%(b)
         .59%                 .53%                 .65%              (1.78)%(b)                  0%(b)

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class Z
                                             -----------------------------------------
                                             Six Months Ended          Year Ended
                                              April 30, 2001       October 31, 2000(c)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  22.15               $   22.48
                                             ----------------          ----------
Income from investment operations:
Net investment income (loss)                          .10                     .25
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions                                       .28                     .71
                                             ----------------          ----------
   Total from investment operations                   .38                     .96
                                             ----------------          ----------
Less distributions:
Dividends from net investment income                   --                    (.22)
Distributions from net realized capital
   gains                                             (.91)                  (1.07)
                                             ----------------          ----------
   Total distributions                               (.91)                  (1.29)
                                             ----------------          ----------
Net asset value, end of period                   $  21.62               $   22.15
                                             ----------------          ----------
                                             ----------------          ----------
TOTAL RETURN(a)                                      1.84%                   4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $400,782               $ 405,340
Average net assets (000)                         $400,479               $ 391,289
Ratios to average net assets:
   Expenses, including distribution fees             1.28%(b)                1.27%
   Expenses, excluding distribution fees             1.28%(b)                1.27%
   Net investment income (loss)                       .92%(b)                1.09%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Annualized.
(c) Calculated based upon average shares outstanding during the period.
    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                  Year Ended October 31,                       October 1, 1996         Year Ended
----------------------------------------------------------         Through           September 30,
      1999                 1998               1997(c)          October 31, 1996         1996(c)
----------------------------------------------------------------------------------------------------------
    $  18.38             $  18.28             $  16.59             $  16.48             $  15.25
----------------     ----------------     ----------------     ----------------     ----------------
         .31                  .30                  .31                 (.01)                 .22
        3.99                  .41                 1.82                  .12                 1.20
----------------     ----------------     ----------------     ----------------     ----------------
        4.30                  .71                 2.13                  .11                 1.42
----------------     ----------------     ----------------     ----------------     ----------------
        (.20)                (.21)                (.24)                  --                 (.19)
          --                 (.40)                (.20)                  --                   --
----------------     ----------------     ----------------     ----------------     ----------------
        (.20)                (.61)                (.44)                  --                 (.19)
----------------     ----------------     ----------------     ----------------     ----------------
    $  22.48             $  18.38             $  18.28             $  16.59             $  16.48
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       23.62%                4.08%               13.13%                 .67%                9.44%
    $353,292             $254,577             $237,976             $190,428             $188,386
    $308,917             $258,322             $219,419             $191,228             $161,356
        1.36%                1.37%                1.50%                1.80%(b)             1.61%
        1.36%                1.37%                1.50%                1.80%(b)             1.61%
        1.59%                1.53%                1.65%                (.78)%(b)            1.58%

    See Notes to Financial Statements                                     31

Prudential International Value Fund
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.PruFN.com              (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential International Value Fund
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.PruFN.com               (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

!!!!!!!!!!
Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential International Value Fund
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.PruFN.com                      (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Mercator Asset Management, L.P.
2400 East Commercial Boulevard, Suite 810
Fort Lauderdale, FL 33308

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
     Class A    PISAX    743969503
     Class B    PISBX    743969602
     Class C    PCISX    743969701
     Class Z    PISZX    743969800

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

PRSRT STD
U.S. POSTAGE
PAID
Permit 6807
New York, NY

MF115E4    743969503    743969602    743969701    743969800

(ICON) Printed on Recycled Paper

SEMIANNUAL REPORT  APRIL 30, 2001

Prudential
Jennison International Growth Fund

Fund Type Global/International stock funds

Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Jennison International Growth Fund
(the Fund) seeks long-term growth of capital by investing primarily in equity-related securities of foreign issuers. We invest in companies whose shares appear attractively valued both absolutely and when compared to the overall market. We look for large- and mid-cap companies that have above-average earnings growth and above-average growth potential over the long term, as well as strong financial and operational characteristics. Special risks are associated with foreign investments, including political, economic and social risks, and potential illiquidity.
There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Holdings
    Expressed as a percentage of
    net assets as of 4/30/01
    5.1%   Johnson Electric Holdings Ltd.
           Electrical & Electronics
    4.7    Li & Fung Ltd.
           Wholesale & Int'l Trade
    4.2    SAP AG
           Business & Public Services
    4.1    Pearson PLC
           Broadcast & Publishing
    4.1    Sanofi-Synthelabo SA
           Health & Personal Care
    3.8    ASM Lithography Holding N.V.
           Electric Components & Instruments
    3.8    Aventis SA
           Health & Personal Care
    3.6    Nokia Oyj
           Electrical & Electronics
    3.5    COLT Telecom Group PLC
           Telecommunications
    3.1    VNU N.V.
           Business & Public Services

Holdings are subject to change.

Portfolio Composition
    Sectors expressed as a percentage of
net assets as of 4/30/01
        44.2%   Services
        22.7    Capital Equipment
        19.4    Consumer Goods
         9.2    Finance
         3.7    Energy Sources
         0.8    Multi-Industry

Geographic Concentration
    Expressed as a percentage of
net assets as of 4/30/01
        24.6%   United Kingdom
        16.9    France
        15.6    Netherlands
        11.4    Hong Kong
         5.4    Singapore
         5.3    Germany
         3.6    Finland
         2.9    Australia
         2.6    Switzerland
         2.4    Japan
         9.3    Other
www.PruFN.com           (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                      As of 4/30/01
                Six       One       Since
               Months     Year    Inception2
Class A        -19.11%   -30.62%    -36.10%
Class B        -19.34    -31.09     -36.60
Class C        -19.34    -31.09     -36.60
Class Z        -19.09    -30.59     -36.00
Lipper
 International
 Fund Avg.3     -9.48    -18.18     -22.35

Average Annual Total Returns1                  As of 3/31/01
                One       Since
                Year    Inception2
    Class A    -44.07%    -43.84%
    Class B    -46.59     -45.47
    Class C    -43.17     -43.10
    Class Z    -41.13     -41.11

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 3/1/2000.

3 Lipper average returns are unmanaged and based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the International Fund category. International funds invest their assets in securities with primary trading markets outside the United States.

(LOGO)                       June 15, 2001

Dear Shareholder,
In the worst market for growth stocks in several decades, the Prudential Jennison International
Growth Fund's Class A shares returned -19.11% over the six months ended April 30, 2001, or -23.16% to those paying the maximum one-time Class A share sales charge.

The pattern of steep price corrections for technology, media, and telecommunications (TMT) stocks was global in scope. Due to its growth investing style, the Fund was heavily focused on those industries. In contrast, during this reporting period, value funds gained ground after a substantial period of underperformance. As a result, the Lipper
International Fund Average--the Fund's peer-fund benchmark that includes funds managed in both investment styles--held up much better than the Fund's return, although its performance also was deeply negative.

The timing of the Fund's inception in March 2000 was unfortunate. Historically, market favor has swung back and forth between investment styles, and that month marked a turning point for growth stocks after a long run of outperformance. We see no reason for the long-term historical pattern of swings in market favor to stop, and we expect growth style investing to again come into favor.
However, it is difficult--if not impossible--to consistently predict when these swings will come.
One way to mitigate the volatility of these swings would be to own funds managed in both growth and value styles.

Sincerely,

David R. Odenath, Jr., President
Prudential Jennison International Growth Fund

Prudential Jennison International Growth Fund
Semiannual Report    April 30, 2001

Investment Adviser's Report

TMT DEMAND HITS A WALL...
We select our portfolio from the bottom up, looking for individual companies with a demonstrated ability to increase earnings faster than the market average, but where we don't have to pay a huge premium for the stock. We don't start by favoring any country or industry.
Nonetheless, it was apparent over the past few years that there were extraordinary growth opportunities for firms in the TMT industries.
Consequently, we had a large selection of those industries in our portfolio.

We think that the companies we held were financially sound and had established growth paths. However, they were swept up to fairly expensive levels in the general enthusiasm for TMT, and were punished during our reporting period as investors fled those industries indiscriminately. In retrospect, we can see that the rapid growth of technology firms' sales and profits at the end of the 1990s led to investment in too much production capacity. In addition, the occasional shortages of components in 1999 led many firms to allow their inventories to build up in 2000. These factors, along with higher interest rates in the United States, higher energy costs globally, and a latency period while companies digested their earlier investments in upgrading their technology, all worked to slow the technology manufacturing sector of the global economy.

What followed was a sharp and sudden drop-off in business that was unprecedented in our experience and in the experience of the managers of many of these companies. The slowdown caught everyone by surprise. Inventories were high and demand was minimal.

 ...AND SHARE PRICES CORRECT
The slowdown undermined investors' expectations for rapid earnings growth in 2000, which in turn undercut the rationale for paying expensive prices for the stocks of these companies. As a result, share prices of growth

Prudential Jennison International Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/01
5.1%    Johnson Electric Holdings Ltd./Electrical & Electronics
Johnson (Hong Kong) manufactures small motors, such as those found in power tools and auto doors.
With operations in China and Thailand, it is a low-cost manufacturer, so it is receiving outsourced business from manufacturers of business equipment, autos, home appliances, etc. We added to our holdings early in the period. The share price rose rapidly, and we already have taken some profits to manage the size of our exposure.

4.7%    Li & Fung Ltd./Wholesale & International Trade
Li & Fung (Hong Kong) is another manufacturer of outsourced products, but it makes apparel that is sold by brands such as Limited and Abercrombie &
Fitch. It acts as agent
for a network of 6,000 factories in underdeveloped countries throughout the world, and undertakes all management responsibilities, including an ethical audit. It can move operations to the most efficient locations, keeping costs down.

4.2%    SAP AG/Business & Public Services
SAP (Germany) is the world's largest provider of enterprise management software, which integrates back-office functions with manufacturing. It is well established among global companies, and is exploiting its corporate size and stability to introduce new modules for managing supply chains and customer relations. The dominant firm in Europe, it has plenty of room to grow elsewhere.

4.1%    Pearson PLC/Broadcast & Publishing
Pearson (United Kingdom) is primarily an educational publisher. Its properties include
Simon & Schuster in the United States. Its share of the educational market, a noncyclical market, is increasing. We think it very unlikely that educational spending will be cut. The company is profitable, and profits are stable, even in the portions of its business that are dependent upon advertising, such as the Financial Times and The
Economist.

4.1%    Sanofi-Synthelabo SA/Health & Personal Care
Sanofi-Synthelabo (France) is a drug company with about 50 new drugs in its pipeline, more than half already in clinical trials. It currently is producing better earnings than analysts expected.
Among its new products are Plavix, a more efficient, inexpensive alternative to aspirin-- particularly for its anti-clotting effect in heart care--and Ambien, the fastest-growing hypnotic product in the world.

Holdings are subject to change.

www.PruFN.com                  (800) 225-1852
Semiannual Report    April 30, 2001

companies declined through much of the year 2000 and the first quarter of 2001. Technology and telecommunications stocks, the former market leaders, fell the most as both company earnings and the growth premium that investors were willing to pay shrank.

We believe that, by and large, the firms in our portfolio are sound companies whose businesses will grow rapidly once any inventory overhang is alleviated. We think that their shares suffered from the industry-wide decline, even though their future prospects, in our opinion, are better than average.

SOME OF THE LARGEST DETRACTORS
For example, one of the largest detractors from our return was Colt Telecom Group, which provides local telephone connections in 27 cities (and growing) in the United Kingdom and Continental
Europe. It focuses on the profitable business of wiring commercial buildings with the most current technology, and is building its own networks between those cities so it can guarantee continuous quality service to its clients. A few large companies in the competitive local access business went bankrupt, so investors abandoned the group.
However, Colt continues to execute its plan well and to produce positive earnings before interest, taxes, depreciation, and amortization (or EBITDA), a commonly used measure of operating earnings for growing companies. We think the company's shares suffered from a reaction to the entire group, and we expect them to recover.

Logica, a U.K.-based technological consulting company, also suffered a substantial loss. It has a very large business in the installation and maintenance of wireless short-messaging services.
Logica also is offering consulting
services to European utilities, which need new technology to manage today's flexible markets.
Customers can choose which power suppliers they want to use, but all the power is carried over common networks, so new software is needed to determine who owes how much to whom. The firm's earnings have been doubling approximately every year, and its shares rose to quite high multiples of current earnings as a consequence. Profit growth

Prudential Jennison International Growth Fund

Semiannual Report    April 30, 2001

may slow somewhat, but we expect it to remain quite rapid, and we expect investors to once again be justified in paying a premium for that growth.

We feel similarly confident in some other stocks that had substantially detrimental impacts on this period's return, including Dimension Data Holdings and Marconi, which are U.K.-based telecommunications and technology companies. However, we sold Cable &
Wireless (United Kingdom, telecommunications),
Sonera (Finland, telecommunications), and a portion of our position in Alcatel (France, telecommunications).

WE DID LOSE CONFIDENCE IN ERICSSON
One stock that had a smaller impact because we sold it from the portfolio early in the reporting period was Ericsson. This Swedish company had a dominant global position in mobile systems infrastructure, which accounts for about 75% of its earnings, and has had a strong position in handsets. Nokia (another holding of the Fund) has been taking market share in handsets, and is beginning to threaten the infrastructure market.
We think Ericsson has outgrown its management structure, which makes it a high-cost manufacturer and slow to bring new products to market. When we decided it was not likely to solve its problems soon, we sold it.

MEDIA AND FINANCIALS ALSO HURT SOMEWHAT
Our media holdings, including Pearson (United
Kingdom, publishing, see Comments on Largest
Holdings), VNU (Netherlands, publishing and audience measurements, with little exposure to advertising), TFI (France, television), and
Granada (United Kingdom, television show production and broadcasting) were hurt primarily by the threat of economic slowdowns. A slowing economy generally means a downturn in advertising, which affects the media group. These holdings were also hurt by the fact that they are a part of the TMT triad and, as a result, shared the waning fortunes of technology stocks over the period.
Nonetheless, two of our media holdings--News
Corporation and Reed International, both U.K.- based publishers--made small positive contributions to our return.

www.PruFN.com             (800) 225-1852

The financial sector also was hurt by the threat of an economic slowdown, and our holdings-- including DBS Group Holdings (Singapore) and Banca
Fideuram (Italy)--in the aggregate detracted significantly from our return. These stocks had become somewhat expensive, and suffered also from the move away from high-valuation stocks. DBS operates primarily in Singapore and benefits from Southeast Asia's need for well-managed banks, which are critical for economic development. Our
European banks are benefiting from individuals' greater need to invest for retirement because government plans are no longer sufficient to provide the retirement lifestyle they desire.
Banks are the primary channel for the new investment this generates. Banco Bilbao Vizcaya
Argentaria (Spain), one of our larger holdings in the sector, made a positive contribution to our return for the reporting period.

HEALTHCARE WAS A POSITIVE STORY
Our healthcare companies include Sanofi-Synthelabo
(see Comments on Largest Holdings) and Aventis, two French drug companies that provided a positive lift to our return over this reporting period. Toward the end of the period, we added
AstraZeneca, a U.K.-based drug firm, but it wasn't in the portfolio long enough to have a significant impact. Although the very large drug companies that had become expensive in 2000 did not perform well over this time period, our holdings of somewhat smaller companies moved up nicely.

LOOKING AHEAD
We continue to believe that the best investment prospects are in Europe, where the economies are more balanced than in the United States. The
European and U.K. central banks have cut interest rates to sustain growth, and the increased focus on equity investment shows no signs of slowing. At period-end, 75% of the Fund's net assets were invested in Continental Europe and the United
Kingdom. Although the decline of the euro over our reporting period detracted from the return on a large portion of our portfolio, the currency is widely believed to be undervalued compared to the dollar. This suggests the prospect of a boost to our return at some point in the future should the imbalance correct itself.

Prudential Jennison International Growth Fund
Semiannual Report    April 30, 2001

We also like Hong Kong, and have modestly increased our investments there. Hong Kong-based firms are well placed to benefit from the development of vast new markets in China, as well as in the rest of Southeast Asia.

We continue to have confidence in our investments in telecommunication services and related technology and media companies. We think they are better investment values than other stocks in their industries, and we expect them to recover when the overwhelming broad market movements abate. As a group, they have strong product lines, solid balance sheets, and excellent growth prospects. However, the timing of a market change is always uncertain. As we write this, the recovery of new orders needed to restore profitability has not yet begun.

Prudential Jennison International Growth Fund Management Team

Prudential Jennison International Growth Fund
Semiannual Report    April 30, 2001

          Financial
            Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.6%
Common Stocks
-------------------------------------------------------------------------------------
Australia  2.9%
     225,305   Brambles Industries Ltd.                               $    5,741,007
-------------------------------------------------------------------------------------
Denmark  2.2%
      28,075   ISS A/S(a)                                                  1,634,149
      69,810   Novo Nordisk A/S (Class 'B' Shares)                         2,653,648
                                                                      --------------
                                                                           4,287,797
-------------------------------------------------------------------------------------
Finland  3.6%
     213,790   Nokia Oyj                                                   7,069,662
-------------------------------------------------------------------------------------
France  16.9%
     123,516   Alcatel SA                                                  4,018,757
      25,800   Altran Technologies SA                                      1,669,725
      96,800   Aventis SA                                                  7,491,901
      36,214   Cap Gemini SA                                               5,229,980
     130,000   Gemplus International SA(a)                                   562,426
     136,000   Sanofi-Synthelabo SA                                        8,150,572
      58,970   Societe Television Francaise 1                              2,472,833
      26,228   TotalFinaElf SA                                             3,906,402
                                                                      --------------
                                                                          33,502,596
-------------------------------------------------------------------------------------
Germany  5.3%
      20,768   MLP AG                                                      2,255,450
      52,580   SAP AG                                                      8,348,696
                                                                      --------------
                                                                          10,604,146
-------------------------------------------------------------------------------------
Hong Kong  11.4%
     661,500   China Mobile (Hong Kong) Ltd.(a)                            3,257,035
   5,321,400   Johnson Electric Holdings Ltd.                              9,995,970
   4,982,400   Li & Fung Ltd.                                              9,423,062
                                                                      --------------
                                                                          22,676,067

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Italy  1.7%
     278,600   Banca Fideuram SpA                                     $    3,371,446
-------------------------------------------------------------------------------------
Japan  2.4%
         234   NTT DoCoMo, Inc.                                            4,811,268
-------------------------------------------------------------------------------------
Mexico  1.1%
   2,396,100   Grupo Financiero BBVA Bancomer, SA de CV
                (Class 'O' Shares)(a)                                      1,924,855
      82,827   Kimberly-Clark de Mexico, SA de CV                            221,641
                                                                      --------------
                                                                           2,146,496
-------------------------------------------------------------------------------------
Netherlands  15.6%
     176,700   ASM International N.V.(a)                                   4,435,170
     284,830   ASM Lithography Holding N.V.(a)                             7,524,965
      38,260   Gucci Group N.V.                                            3,424,158
     103,166   Royal Philips Electronics N.V.                              3,028,295
     123,451   STMicroelectronics N.V.                                     4,974,288
     264,300   United Pan-Europe Communications N.V. (Class 'A'
                Shares)(a)                                                 1,640,203
     146,403   VNU N.V.                                                    6,080,818
                                                                      --------------
                                                                          31,107,897
-------------------------------------------------------------------------------------
Singapore  5.4%
     655,800   DBS Group Holdings Ltd.                                     5,724,530
     971,913   Datacraft Asia Ltd.(a)                                      4,956,756
                                                                      --------------
                                                                          10,681,286
-------------------------------------------------------------------------------------
Spain  2.4%
     337,700   Banco Bilbao Vizcaya Argentaria, SA                         4,796,186
-------------------------------------------------------------------------------------
Switzerland  2.6%
       6,381   Serono SA                                                   5,259,771
-------------------------------------------------------------------------------------
Taiwan  1.5%
     119,200   Taiwan Semiconductor Mfg. Co. Ltd.(a)                       2,889,408
-------------------------------------------------------------------------------------
United Kingdom  24.6%
      41,400   AstraZeneca PLC                                             1,967,328
      33,400   AstraZeneca PLC (ADR)                                       1,555,044
     433,900   Capita Group PLC                                            3,069,974

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     497,747   COLT Telecom Group PLC(a)                              $    6,872,499
     431,700   Diageo PLC                                                  4,539,919
     553,110   Dimension Data Holdings PLC(a)                              2,619,499
     800,900   International Power PLC(a)                                  3,446,376
     354,910   Logica PLC                                                  5,078,050
     686,526   Marconi PLC                                                 4,022,441
     388,196   Pearson PLC                                                 8,181,493
     280,700   Reed International PLC                                      2,783,264
   1,593,088   Vodafone Group PLC                                          4,838,004
                                                                      --------------
                                                                          48,973,891
                                                                      --------------
               Total long-term investments (cost $245,008,111)           197,918,924
                                                                      --------------
               Total Investments  99.6%
                (cost $245,008,111; Note 4)                              197,918,924
               Other assets in excess of liabilities  0.4%                   886,024
                                                                      --------------
               Net Assets  100%                                       $  198,804,948
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
Oyj--Osakeyhiro (Finland Stock Company).
N.V.--Naamloze Vennootachap (Dutch Corporation).
PLC--Public Limited Company.
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).
    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Portfolio of Investments as of April 30, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of April 30, 2001 was as follows:
Business & Public Services.............................................   21.9%
Electrical & Electronics...............................................   16.3
Health & Personal Care.................................................   13.7
Telecommunications.....................................................   10.0
Banking................................................................    8.0
Broadcast & Publishing.................................................    7.6
Electric Components & Instruments......................................    6.3
Wholesale..............................................................    4.7
Beverages & Tobacco....................................................    2.3
Energy Sources.........................................................    2.0
Recreation.............................................................    1.7
Utilities..............................................................    1.7
Appliances & Durables..................................................    1.5
Financial Services.....................................................    1.1
Multi-Industry.........................................................    0.8
                                                                         -----
                                                                          99.6
Other assets in excess of liabilities..................................    0.4
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $245,008,111)                            $ 197,918,924
Foreign currency, at value (cost $22,832)                                   22,652
Receivable for Series shares sold                                        1,748,661
Receivable for investments sold                                          1,307,156
Dividends receivable                                                       348,151
Deferred expenses and other assets                                             584
                                                                    --------------
      Total assets                                                     201,346,128
                                                                    --------------
LIABILITIES
Payable for Series shares reacquired                                       894,051
Payable for investments purchased                                          636,150
Payable to custodian                                                       431,516
Accrued expenses                                                           323,070
Management fee payable                                                     126,938
Distribution fee payable                                                   110,119
Withholding taxes payable                                                   19,336
                                                                    --------------
      Total liabilities                                                  2,541,180
                                                                    --------------
NET ASSETS                                                           $ 198,804,948
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     312,824
   Paid-in capital in excess of par                                    326,228,885
                                                                    --------------
                                                                       326,541,709
   Net investment loss                                                  (1,772,724)
   Accumulated net realized loss on investments                        (78,865,970)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (47,098,067)
                                                                    --------------
Net assets, April 30, 2001                                           $ 198,804,948
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($50,733,215 3
      7,937,028 shares of common stock issued and outstanding)               $6.39
   Maximum sales charge (5% of offering price)                                 .34
                                                                    --------------
   Maximum offering price to public                                          $6.73
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($91,611,718 3 14,458,054 shares of common stock issued and
      outstanding)                                                           $6.34
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($42,108,803 3
      6,645,250 shares of common stock issued and outstanding)               $6.34
   Sales charge (1% of offering price)                                         .06
                                                                    --------------
   Offering price to public                                                  $6.40
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($14,351,212 3 2,242,037 shares of common stock issued and
      outstanding)                                                           $6.40
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $93,989)           $     619,944
   Interest                                                                 75,816
                                                                    --------------
      Total income                                                         695,760
                                                                    --------------
Expenses
   Management fee                                                          967,590
   Distribution fee--Class A                                                71,101
   Distribution fee--Class B                                               522,602
   Distribution fee--Class C                                               249,393
   Transfer agent's fees and expenses                                      214,000
   Custodian's fees and expenses                                           149,000
   Registration fees                                                       103,000
   Reports to shareholders                                                  80,000
   Amortization of offering costs                                           69,000
   Audit fee                                                                17,000
   Legal fees and expenses                                                  10,000
   Directors' fees and expenses                                              7,000
   Miscellaneous                                                             8,798
                                                                    --------------
      Total expenses                                                     2,468,484
                                                                    --------------
Net investment loss                                                     (1,772,724)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                             (60,504,778)
   Foreign currency transactions                                          (115,461)
                                                                    --------------
                                                                       (60,620,239)
                                                                    --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                           9,948,379
   Foreign currencies                                                       27,823
                                                                    --------------
                                                                         9,976,202
                                                                    --------------
Net loss on investments and foreign currencies                         (50,644,037)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (52,416,761)
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months       March 1, 2000(a)
                                                     Ended               Through
                                                 April 30, 2001     October 31, 2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $ (1,772,724)       $  (1,129,285)
   Net realized loss on investment and
      foreign currency transactions                (60,620,239)         (18,812,338)
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies             9,976,202          (57,074,269)
                                                ----------------    -----------------   ---
   Net decrease in net assets resulting
      from operations                              (52,416,761)         (77,015,892)
                                                ----------------    -----------------
Series share transactions (net of
   conversions)
   (Note 6)
   Net proceeds from shares sold                    60,029,522          463,656,475
   Cost of shares reacquired                      (100,146,070)         (95,302,326)
                                                ----------------    -----------------
   Net increase (decrease) in net assets
      from Series share transactions               (40,116,548)         368,354,149
                                                ----------------    -----------------
Total increase (decrease)                          (92,533,309)         291,338,257
NET ASSETS
Beginning of period                                291,338,257                   --
                                                ----------------    -----------------
End of period                                     $198,804,948        $ 291,338,257
                                                ----------------    -----------------
                                                ----------------    -----------------

------------------------------
(a) Commencement of investment operations.
    See Notes to Financial Statements                                     17

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Jennison International Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Global Growth Fund. The financial statements of the other Series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Offering Expenses: Approximately $205,000 were incurred in connection with the offering of the Series. Offering costs of approximately $205,000 were amortized ratably over a period of twelve months from the date the Series commenced investment operations through March 2001.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. PIFM pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series' average daily net assets over $1.5 billion.

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 2001.

      PIMS has advised the Series that they received approximately $83,300 and $18,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2001. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended April 30, 2001, they received approximately $408,300 and $83,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      On March 7, 2001, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into an amended syndicated credit agreement ('the amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the amended SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the previous agreement was $1 billion. The Fund did not borrow any amounts pursuant to the amended SCA during the six months ended April 30, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

30, 2001, the Series incurred fees of approximately $189,000 for the services of PMFS. As of April 30, 2001, approximately $31,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended April 30, 2001 were $64,447,092 and $104,353,236 respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2001 was $252,449,331 and accordingly, net unrealized depreciation of investments for federal income tax purposes was $54,530,407 (gross unrealized appreciation--$8,437,581; gross unrealized depreciation--$62,967,988).

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000 of approximately $13,227,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six months ended April 30, 2001:
Shares sold                                                   3,995,761    $ 25,038,889
Shares reacquired                                            (5,791,879)    (39,253,332)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,796,118)    (14,214,443)
Shares issued upon conversion from Class B                      203,117       2,277,625
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,593,001)   $(11,936,818)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  14,509,151    $139,773,215
Shares reacquired                                            (5,102,631)    (46,351,336)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  9,406,520      93,421,879
Shares issued upon conversion from Class B                      123,509       1,147,012
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 9,530,029    $ 94,568,891
                                                            -----------    ------------
                                                            -----------    ------------
Class B
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   1,711,770    $ 11,596,052
Shares reacquired                                            (3,815,021)    (25,099,006)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,103,251)    (13,502,954)
Shares reacquired upon conversion into Class A                 (205,674)     (2,277,625)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (2,308,925)   $(15,780,579)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  19,156,117    $187,515,754
Shares reacquired                                            (2,265,301)    (19,987,510)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 16,890,816     167,528,244
Shares reacquired upon conversion into Class A                 (123,837)     (1,147,012)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                16,766,979    $166,381,232
                                                            -----------    ------------
                                                            -----------    ------------
Class C
----------------------------------------------------------
Six months ended April 30, 2001:
Shares sold                                                   1,095,511    $  7,206,199
Shares reacquired                                            (2,630,333)    (17,855,292)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                (1,534,822)   $(10,649,093)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                  10,244,005    $100,815,705
Shares reacquired                                            (2,063,933)    (18,205,015)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 8,180,072    $ 82,610,690
                                                            -----------    ------------
                                                            -----------    ------------

------------------------------
(a) Commencement of investment operations.
                                                                          23

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    ------------
Six months ended April 30, 2001:
Shares sold                                                   2,549,878    $ 16,188,382
Shares reacquired                                            (2,796,994)    (17,938,440)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                  (247,116)   $ (1,750,058)
                                                            -----------    ------------
                                                            -----------    ------------
March 1, 2000(a) through October 31, 2000:
Shares sold                                                   3,681,534    $ 35,551,801
Shares reacquired                                            (1,192,381)    (10,758,465)
                                                            -----------    ------------
Net increase (decrease) in shares outstanding                 2,489,153    $ 24,793,336
                                                            -----------    ------------
                                                            -----------    ------------

------------------------------
(a) Commencement of investment operations.

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Financial Highlights (Unaudited)

                                                              Class A
                                               --------------------------------------
                                                  Six Months         March 1, 2000(a)
                                                    Ended                Through
                                                April 30, 2001       October 31, 2000
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.91              $  10.00
                                                   --------              --------
Income from investment operations:
Net investment loss                                    (.04)                   --(d)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (1.48)                (2.09)
                                                   --------              --------
      Total from investment operations                (1.52)                (2.09)
                                                   --------              --------
Net asset value, end of period                     $   6.39              $   7.91
                                                   --------              --------
                                                   --------              --------
TOTAL RETURN(b)                                      (19.11)%              (21.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 50,733              $ 75,354
Average net assets (000)                           $ 57,352              $ 85,757
Ratios to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees(e)                          1.68%                 1.56%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.43%                 1.31%
   Net investment loss                                (1.06)%                   0%
For Class A, B, C and Z shares:
   Portfolio turnover rate(f)                            28%                   61%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) The distributor of the Fund agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(f) Portfolio turnover for periods less than a full year are not annualized.
    See Notes to Financial Statements                                     25

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class B
                                               --------------------------------------
                                                  Six Months         March 1, 2000(a)
                                                    Ended                Through
                                                April 30, 2001       October 31, 2000
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.87              $  10.00
                                               ----------------      ----------------
Income from investment operations:
Net investment loss                                    (.07)                 (.05)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (1.46)                (2.08)
                                               ----------------      ----------------
      Total from investment operations                (1.53)                (2.13)
                                               ----------------      ----------------
Net asset value, end of period                     $   6.34              $   7.87
                                               ----------------      ----------------
                                               ----------------      ----------------
TOTAL RETURN(b)                                      (19.34)%              (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 91,612              $131,919
Average net assets (000)                           $105,387              $147,626
Ratios to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                             2.43%                 2.31%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.43%                 1.31%
   Net investment loss                                (1.82)%                (.78)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.

    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class C
                                               --------------------------------------
                                                  Six Months         March 1, 2000(a)
                                                    Ended                Through
                                                April 30, 2001       October 31, 2000
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.87              $  10.00
                                                   --------              --------
Income from investment operations:
Net investment loss                                    (.07)                 (.05)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (1.46)                (2.08)
                                                   --------              --------
      Total from investment operations                (1.53)                (2.13)
                                                   --------              --------
Net asset value, end of period                     $   6.34              $   7.87
                                                   --------              --------
                                                   --------              --------
TOTAL RETURN(b)                                      (19.34)%              (21.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 42,109              $ 64,362
Average net assets (000)                           $ 50,292              $ 79,138
Ratios to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                             2.43%                 2.31%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.43%                 1.31%
   Net investment loss                                (1.82)%                (.74)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
    See Notes to Financial Statements                                     27

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                              Class Z
                                               --------------------------------------
                                                  Six Months         March 1, 2000(a)
                                                    Ended                Through
                                                April 30, 2001       October 31, 2000
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   7.92              $  10.00
                                                   --------              --------
Income from investment operations:
Net investment income                                  (.03)                  .01
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                       (1.49)                (2.09)
                                                   --------              --------
   Total from investment operations                   (1.52)                (2.08)
                                                   --------              --------
Net asset value, end of period                     $   6.40              $   7.92
                                                   --------              --------
                                                   --------              --------
TOTAL RETURN(b)                                      (19.09)%              (20.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 14,351              $ 19,703
Average net assets (000)                           $ 16,524              $ 22,320
Ratios to average net assets(c):
   Expenses, including distribution and
      service (12b-1) fees                             1.43%                 1.31%
   Expenses, excluding distribution and
      service (12b-1) fees                             1.43%                 1.31%
   Net investment income (loss)                        (.80)%                 .23%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund

             Supplemental Proxy Information (Unaudited)
      Meetings of the Fund's shareholders were held on March 28, 2001 and May 24, 2001, in conjunction with the shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following nine individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Delayne D. Gold
    Robert F. Gunia
    Robert E. LeBlanc
    David R. Odenath, Jr.
    Judy A. Rice
    Robin B. Smith
    Stephen Stoneburn
    Nancy H. Teeters
    Clay T. Whitehead

(2) To permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.

(3) To approve an amendment to the management agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.

(4) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
                                                                          29

       Prudential World Fund, Inc.      Prudential Jennison International
                                            Growth Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                 Votes          Votes
            Restrictions/Auditor             for          Against       Abstentions
        -----------------------------    -----------     ----------     -----------
(1)     Delayne D. Gold                   15,888,533             --        833,075
        Robert F. Gunia                   15,899,794             --             --
        Robert E. LeBlanc                 15,895,136             --             --
        David R. Odenath, Jr.             15,888,526             --             --
        Judy A. Rice                      15,888,229             --             --
        Robin B. Smith                    15,881,751             --             --
        Stephen Stoneburn                 15,898,239             --             --
        Nancy H. Teeters                  15,874,459             --             --
        Clay T. Whitehead                 15,883,173             --             --
(2)     PIFM                              11,369,445      1,377,254        627,788
(3)     PIFM                              15,075,608      1,003,412        642,588
(4a)    Fund Diversification              11,925,548        804,083        644,856
(4b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                           11,640,511      1,039,479        694,497
(4c)    Buying and Selling Real
         Estate                           11,799,519        891,576        683,392
(4d)    Buying and Selling
         Commodities and Commodity
         Contracts                        11,698,560      1,008,706        667,221
(4e)    Fund Concentration                11,720,180        951,008        703,299
(4f)    Making Loans                      11,527,211      1,175,888        671,388
(4g)    Other Investment Restrictions     11,552,167      1,092,173        730,147
(5)     PricewaterhouseCoopers LLP        15,714,188        500,602        506,818

Prudential Jennison International Growth Fund
Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency.
We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

Prudential Jennison International Growth Fund
Getting the Most From Your Prudential Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

www.PruFN.com       (800) 225-1852

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential Jennison International Growth Fund
Getting the Most From Your Prudential Mutual Fund

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

www.PruFN.com             (800) 225-1852

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Jennison International Growth Fund
Getting the Most From Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the
difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

www.PruFN.com                   (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
     Class A    PJRAX    743969859
     Class B    PJRBX    743969867
     Class C    PJRCX    743969875
     Class Z     N/A     743969883

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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MF190E2    743969859    743969867    743969875    743969883

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